UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ALJ Regional Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration State No.:
	(3)	Filing Party:
	(4)	Date Filed:

ALJ REGIONAL HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 11, 2016

May 31, 2016

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders of ALJ Regional Holdings, Inc. (the “Company”, “we” or “our”), which will be held at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 on July 11, 2016 at 10:00 a.m. Eastern Time.

We discuss the matters to be acted upon at the meeting in more detail in the attached Notice of Annual Meeting and Proxy Statement. There are three specific items for which you are being asked to vote:

1.

To elect Robert Scott Fritz, John Scheel and Marc Reisch, each as a Class I director, to hold office until the Company’s 2019 Annual Meeting of Stockholders or until their respective successors are elected and duly qualified, or until their respective earlier resignation or removal.

2.	To approve the establishment of an omnibus equity incentive plan offering securities of the Company to its officers, employees, directors or consultants or those of its subsidiaries.

3.	To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2016.

Our Board of Directors recommends that you vote:

1.	“FOR” the three (3) individuals nominated for election to the Board of Directors.

2.	“FOR” the establishment of an omnibus equity incentive plan offering securities of the Company to its officers, employees, directors or consultants or those of its subsidiaries.

3.	“FOR” ratification of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2016.

We are pleased to take advantage of the U.S. Securities and Exchange Commission (“SEC”) rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) instead of a paper copy of the proxy statement and our Amendment No. 2 to the Registration Statement on Form 10. We encourage you to read our Amendment No. 2 to the Registration Statement on Form 10 filed with the Securities and Exchange Commission on April 22, 2016, which may be found on the SEC’s EDGAR database at www.sec.gov. It includes our audited financial statements and information about our operations, markets and products.

You can vote by following the instructions included in the proxy statement or by following the instructions detailed in the Internet Availability Notice, as applicable. Please read these instructions carefully.

We hope that you can attend the Annual Meeting. You may be requested to present photo identification to gain admission to the Annual Meeting. Whether or not you plan to attend, you can be sure that your shares are represented at the meeting by promptly voting by one of the methods provided. Any record stockholder attending the Annual Meeting may vote in person, even if that stockholder has returned a proxy or voted by telephone or the Internet. Your vote is important, whether you own a few shares or many.

Thank you for your continued support of ALJ Regional Holdings, Inc.

Very truly yours,

/s/ Jess Ravich
Jess Ravich
Executive Chairman

This document is dated May 31, 2016 and is being first mailed to stockholders of ALJ Regional Holdings, Inc. on or about May 31, 2016.

244 Madison Avenue, PMB #358

New York, NY 10016

Telephone: (212) 883-0083

www.aljregionalholdings.com

ALJ REGIONAL HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 11, 2016

TO THE STOCKHOLDERS OF ALJ REGIONAL HOLDINGS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ALJ Regional Holdings, Inc., a Delaware corporation (the “Company”), will be held on July 11, 2016 at 10:00 a.m. Eastern Time (the “Annual Meeting”) at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 for the following purposes:

1. To elect Robert Scott Fritz, John Scheel and Marc Reisch each as a Class I director to hold office until the Company’s 2019 Annual Meeting of Stockholders or until their respective successors are elected and duly qualified, or until their respective earlier resignation or removal.

2. To approve the establishment of an omnibus equity incentive plan offering securities of the Company to its officers, employees, directors or consultants or those of its subsidiaries.

3. To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2016.

4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice (the “Proxy Statement”).

The Board of Directors of the Company has fixed the close of business on May 23, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose relating to the Annual Meeting, during ordinary business hours at the offices of Faneuil, Inc., 2 Eaton Street, Suite 1002, Hampton, VA 23669, and at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022.

The Company is mailing to its stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) instead of a paper copy of the Proxy Statement and the Company’s Amendment No. 2 to the Registration Statement on Form 10 (the “Form 10”), which includes the Company’s audited financial statements and information on the Company’s operations, markets and business. The Notice of Internet Availability contains instructions on how to access these documents over the Internet. The Notice of Internet Availability also contains instructions on how to request a paper copy of the proxy materials, including the Proxy Statement, the Form 10 and a form of proxy card or voting instruction card, as applicable. All stockholders who have previously requested to receive a paper copy of the proxy materials by mail will receive a paper copy of the proxy materials rather than the Notice of Internet Availability.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please vote as promptly as possible by following the instructions included in the Proxy Statement or the Notice of Internet Availability in order to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card or vote by telephone or the Internet, you may still decide to attend the Annual Meeting and vote your shares in person.

By Order of the Board of Director

/s/ Jess M. Ravich
Jess M. Ravich
Executive Chairman and Class III Director

Los Angeles, CA

May 31, 2016

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 11, 2016

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors (the “Board”) of ALJ Regional Holdings, Inc., a Delaware corporation (the “Company”), is soliciting proxies for use at the Annual Meeting of Stockholders to be held on July 11, 2016 at 10:00 a.m. Eastern Time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022. The Company intends to mail a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) on or about May 31, 2016 to all stockholders entitled to vote at the Annual Meeting.

In accordance with the rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials by providing access to such documents on the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) will be mailed to our stockholders. Stockholders that received the Internet Availability Notice have the ability to access the proxy materials, including this proxy statement, our Form 10 and a form of proxy card or voting instruction card, as applicable, on a website referred to in the Internet Availability Notice or to request that a printed set of the proxy materials be sent to them, by following the instructions in the Internet Availability Notice.

The Internet Availability Notice also provides instructions on how to inform us to send future proxy materials to you by mail. Your election to receive proxy materials by mail will remain in effect until you terminate it.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on July 11, 2016

Our Form 10 and Proxy Statement are available at www.voteproxy.com, the SEC’s EDGAR database at www.sec.gov and www.aljregionalholdings.com. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	What is the purpose of the Annual Meeting?

A:	To vote on the following proposals:

•

Proposal 1: To elect Robert Scott Fritz, John Scheel and Marc Reisch, each as a Class I director, to hold office until the Company’s 2019 Annual Meeting of Stockholders or until their respective successors are elected and duly qualified, or until their respective earlier resignation or removal.

•	Proposal 2: To approve the establishment of an omnibus equity incentive plan offering securities of the Company to its officers, employees, directors or consultants or those of its subsidiaries.

•	Proposal 3: To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2016.

•	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Q:	What are the Board of Director’s recommendations?

A:	The Board recommends a vote:

•	“FOR” the three (3) individuals nominated for election to the Board.

•	“FOR” the establishment of an omnibus equity incentive plan offering securities of the Company to its officers, employees, directors or consultants or those of its subsidiaries.

•	“FOR” ratification of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2016.

Q:	Why did I receive an Internet Availability Notice instead of a full set of the proxy materials?

A:

We are pleased to take advantage of the SEC rules that allow companies to furnish their proxy materials over the Internet. Accordingly, we sent to our stockholders the Internet Availability Notice regarding Internet availability of the proxy materials for this year’s Annual Meeting. Instructions on how to access the proxy materials over the Internet or to request a paper copy can be found in the Internet Availability Notice. In addition, stockholders may request to receive proxy materials in printed form by mail on an ongoing basis by submitting a request to our Secretary at (212) 883-0083, by email at rob.christ@aljregionalholdings.com, or by writing to: ALJ Regional Holdings, Inc., 244 Madison Avenue, PMB #358, New York, NY 10016, Attn.: Secretary. A stockholder’s election to receive proxy materials by mail will remain in effect until the stockholder terminates it.

Q:	Can I vote my shares by filling out and returning the Internet Availability Notice?

A:	No. The Internet Availability Notice does, however, provide instructions on how to vote your shares.

Q:	Who is entitled to vote at the meeting?

A:

Stockholders Entitled to Vote. Stockholders who our records show owned shares of the Company as of the close of business on May 23, 2016 (the “Record Date”) may vote at the Annual Meeting. On the Record Date, we had a total of 34,503,212 shares of common stock issued and outstanding, which were held of record by 147 stockholders. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting. Each share of the Company’s common stock is entitled to one vote.

Q:	What is the difference between record stockholders and street name stockholders?

Record Stockholders. If, as of the Record Date, your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, you are considered, with respect to those shares, the stockholder of record, and the Internet Availability Notice is being sent to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote by telephone or the Internet as instructed in the Internet Availability Notice or in person at the Annual Meeting.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered, with respect to those shares, the beneficial owner of shares held in street name. The Internet Availability Notice is being forwarded to you by your broker or nominee, who is considered, with respect to those shares, the record holder. As the beneficial owner, you have the right to direct your broker or nominee how to vote, and you are also invited to attend the Annual Meeting. However, since you are not the record holder, you may not vote these shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Your broker or nominee will provide a voting instruction card for you to use.

Q:	Can I attend the meeting in person?

A:

You are invited to attend the Annual Meeting if you are a record stockholder or a street name stockholder as of May 23, 2016. You may be requested to present photo identification, such as a driver’s license or passport, to gain admission to the Annual Meeting.

Q:	How can I vote my shares?

A:	Record Stockholders: Record stockholders may vote in person at the Annual Meeting or by one of the following methods:

•

By Mail. If you received printed proxy materials, you may submit your vote by marking, dating, signing and mailing the enclosed Proxy Card in the prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person. The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein.

•

By Telephone or over the Internet. You may vote your shares by telephone or via the Internet by following the instructions provided in the Notice of Internet Availability. If you vote by telephone or via the Internet, you do not need to return a Proxy Card by mail. Telephone and Internet voting are available 24 hours a day. Votes submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on July 10, 2016.

•

In person at the Annual Meeting. You may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your Proxy Card or vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to attend the meeting.

Street Name Stockholders: If your shares are held by a broker, bank or other nominee, you must follow the instructions on the form you receive from your broker, bank or other nominee in order for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting to vote your shares.

Based on the instructions provided by the broker, bank or other holder of record of their shares, street name stockholders may generally vote by one of the following methods:

•	By Mail. You may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope.

•

By Methods Listed on the Voting Instruction Card. Please refer to your voting instruction card or other information forwarded by your bank, broker or other holder of record to determine whether you may vote by the Internet, telephone, mail or fax, and follow the instructions on the voting instruction card or other information provided by the record holder.

•

In Person with a Legal Proxy from the Record Holder. A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank or brokerage firm. Please consult the voting instruction card sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Q:	If I sign a proxy, how will it be voted?

A:

When proxies are properly delivered, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the above recommendations of our Board. If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote?”

Q:	What should I do if I get more than one set of voting materials?

A:

Stockholders may receive more than one set of voting materials, including multiple Internet Availability Notices or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive a separate voting instruction card for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one Internet Availability Notice. You should vote in accordance with the instructions in each Internet Availability Notice and voting instruction card you receive relating to our Annual Meeting to ensure that all of your shares are voted.

Q:	Can I change my vote?

A:

Record Stockholders: You may change your vote at any time prior to the vote at the Annual Meeting. Your vote may be revoked by filing with the Company’s counsel, located at Shearman & Sterling LLP, 1460 El Camino Real, 2nd Floor, Menlo Park, CA 94025, Attention: Christopher M. Forrester, a written notice of revocation, or it may be revoked by a later-dated vote, by mail, by Internet or by telephone, or by attending the meeting and voting in person. Only a stockholder’s latest proxy received by 11:59 p.m. Eastern Time on July 10, 2016 will be counted. Attendance at the meeting will not, by itself, revoke a proxy.

Street Name Stockholders: If you hold your shares through a broker, bank or other nominee, please follow the instructions provided by your broker, bank or other nominee as to how you may change your vote or obtain a “legal proxy” to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Q:	What happens if I decide to attend the Annual Meeting but I have already voted or submitted a proxy covering my shares?

A:

You may attend the meeting and vote in person even if you have already voted or submitted a proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy. If a bank, broker or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a “legal proxy” from the record holder of the shares giving you the right to vote the shares.

Q:	What is the voting requirement to approve each of the proposals?

A:	• Proposal No. 1: Directors are elected by a plurality vote. The three (3) nominees for director who receive the most votes cast in their favor will be elected to serve as directors.

•	Proposal No. 2: Must be approved by the affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting.

•	Proposal No. 3: Must be approved by the affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting.

Q:	What are “broker non-votes?”

A:

A broker non-vote occurs when a broker submits a Proxy Card with respect to shares of common stock held in street name but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on certain routine matters, but not on non-routine matters. Brokers do not have discretion to vote shares held in street name in director elections without specific instructions from the beneficial owner. Thus, if you hold your shares in street name and you do not instruct your broker how to vote in the election of directors or the adoption of the 2016 Omnibus Equity Incentive Plan, no votes will be cast on your behalf for such matter. Your broker will, however, have discretion to vote any uninstructed shares on the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2016.

Q:	How are abstentions and broker non-votes counted?

Abstentions and broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting and will be counted for purposes of determining whether proposals requiring approval by the affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting. Thus, an abstention or broker non-vote will be counted as a vote “AGAINST” Proposal 2 and 3. Any shares not voted due to abstention or broker non-vote will not affect the election of directors.

Q:	What constitutes a quorum?

A:

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the Company’s outstanding shares entitled to vote are represented at the meeting, either in person or by proxy. All votes will be tabulated by the inspector of elections appointed for the meeting by the Company, who will tabulate affirmative and negative votes, abstentions and broker non-votes. Votes for and against, abstentions and broker non-votes will each be counted for determining the presence of a quorum.

Q:	How are votes counted?

A:

All votes will be tabulated by the inspector of elections appointed for the meeting by the Company, who will tabulate affirmative and negative votes, abstentions and broker non-votes. Votes for and against, abstentions and broker non-votes will each be counted for determining the presence of a quorum.

Q:	Who is making this solicitation?

A:	This proxy is being solicited on behalf of the Board of ALJ Regional Holdings, Inc.

Q:	Who pays for the proxy solicitation process?

A:

We will pay the cost of preparing, assembling, printing, mailing, distributing and making available these proxy materials and soliciting votes. We do not plan to retain a proxy solicitor to assist with the solicitation. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding or making available proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person, by phone or by other electronic means. None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

A:

You may present proposals for action at a future meeting only if you comply with the requirements of the proxy rules established by the SEC and our bylaws. In order for a stockholder proposal to be included in our Proxy Statement and form of Proxy relating to the meeting for our 2017 Annual Meeting of Stockholders under Rule 14a-8 adopted under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), the proposal must be received by us no later than 5:00 p.m. (Eastern Time) on the 90th day, and not earlier than on the 120th day, prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. If the date of our 2017 Annual Meeting of Stockholders is more than 30 days from July 11, 2017, we will publicly announce a different submission deadline from that set forth above, in compliance with SEC rules.

Any stockholder proposals (other than those proposals seeking to nominate directors) that are intended to be presented at our 2017 Annual Meeting of Stockholders but are not included in our proxy materials must comply with the advance notice provision in Section 2.2 of our Bylaws. If we call the 2017 Annual Meeting of Stockholders for a date between June 11, 2017 and August 10, 2017, we must receive notice of the proposals on or after January 31, 2017 and on or before March 2, 2017. If we call the 2017 Annual Meeting of Stockholders for any other date, then notice by the stockholder must be received by the Secretary of the corporation not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made.

Any stockholder director nominations for election at our 2017 Annual Meeting of Stockholders must comply with the advance notice provision in Section 3.1 of our Bylaws. To be timely, a stockholder’s notice shall be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received by our Secretary not earlier than fifty (50) days nor more than eighty (80) days in advance of the scheduled date of the 2017 Annual Meeting of Stockholders, regardless of any postponement, deferral or adjournment of that meeting to a later date; provided, however, that, if fewer than sixty (60) days’ notice or prior public disclosure of the date of the 2017 Annual Meeting of Stockholders is given or made to stockholders, notice by the stockholder to be timely must be so delivered or mailed and received not later than the close of business on the tenth (10th) day following the earlier of (a) the day on which such notice of the date of the 2017 Annual Meeting of Stockholders was mailed or (b) the day on which such public disclosure was made.

Our bylaws require that certain information and acknowledgments with respect to the proposal and the stockholder making the proposal be set forth in the notice, including (i) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Company, the language of the proposed amendment), and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class, series and number of shares of the Company that are owned beneficially and of record by the stockholder and such beneficial owner, (iv) any material interest of the stockholder in such business, and (v) any other information that is required to be provided by the stockholder pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder in such stockholder’s capacity as a proponent of a stockholder proposal. A copy of the relevant bylaw provision is available upon written request to us at Corporate Secretary at 244 Madison Avenue, PMB #358, New York, NY 10016. You can also access our SEC filings, including our Form 10, on the SEC’s website at www.sec.gov and our website at www.aljregionalholdings.com. The information on our website is not a part of this Proxy Statement.

Q:	How do I obtain a separate set of proxy materials or request a single set for my household?

A:

If you share an address with another stockholder, have the same last name, and do not participate in electronic delivery of proxy materials, you will receive only one set of proxy materials (including our Form 10 and proxy statement). If you wish to receive a separate proxy statement at this time, please request the additional copy by contacting our transfer agent, American Stock Transfer & Trust Company, LLC, by telephone at (800) 937-5449.

You may also request to receive a separate Form 10 and a separate proxy statement by contacting our Corporate Secretary at (212) 883-0083, or by writing to Corporate Secretary at 244 Madison Avenue, PMB #358, New York, NY 10016.

Q:	What if I have questions about lost stock certificates or need to change my mailing address?

A:	You may contact our transfer agent, American Stock Transfer & Trust Company, LLC, by telephone at (800) 937-5449 if you have lost your stock certificate or need to change your mailing address.

IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, please vote as promptly as possible by following the instructions included in this Proxy Statement or the Notice of Internet Availability. This will not limit your rights to attend or vote at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The number of directors constituting the entire Board is currently fixed at nine (9). The members of the Board are divided into three (3) classes, with one class of directors elected at each annual meeting of stockholders. Each director shall hold office for a three-year term or until his or her successor is elected and duly qualified, or until his or her earlier resignation or removal.

At the Annual Meeting, three (3) Class I directors will be elected by the stockholders to serve until the 2019 Annual Meeting of Stockholders or until their respective successors are elected and duly qualified, or until their respective earlier resignation or removal. Robert Scott Fritz, John Scheel and Marc Reisch have been nominated by the Board for election as the Class I directors. If any nominee is unable or unwilling to serve as a director, proxies may be voted for a substitute nominee designated by the present Board. The Board has no reason to believe that the nominees will be unable or unwilling to serve as a nominee or as a director if elected. Proxies received will be voted “FOR” the election of the nominees unless otherwise directed.

Directors are elected by a plurality vote. The three (3) Class I nominees who receive the most votes cast in their favor will be elected to serve as the Class I directors. If no contrary indication is made, proxies in the accompanying form are to be voted for the election of Robert Scott Fritz, John Scheel and Marc Reisch as the Board’s nominees or, in the event any such nominee is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who shall be designated by the Board to fill such vacancy.

Information Regarding Directors

Biographical information concerning each of the directors whose term as director will continue after the Annual Meeting and the Class I nominees for director as of the date of this Proxy Statement is set forth below.

Name	Age	Position	Year in Which Term Will Expire
Robert Scott Fritz	59	Class I Director and Nominee	2019
Marc Reisch	60	Class I Director and Nominee	2019
John Scheel	61	Class I Director and Nominee	2019
Michael C. Borofsky	44	Class III Director	2018
Jess M. Ravich	58	Executive Chairman and Class III Director	2018
Anna Van Buren	58	Class III Director	2018
Hal G. Byer	58	Class II Director	2017
Rae G. Ravich	25	Class II Director	2017
Margarita Palau Hernandez	59	Class II Director	2017

Jess M. Ravich. Mr. Ravich has served as a director of the Company since June 26, 2006 and the Chairman of the Board since August 31, 2006 and has served as the Executive Chairman and senior executive officer of the Company since February 20, 2013. Mr. Ravich joined The TCW Group as Group Managing Director in December 2012. Prior to that, Mr. Ravich was Managing Director at Houlihan Lokey since December 2009. Prior to that, Mr. Ravich was Chairman and Chief Executive Officer of Libra Securities, LLC (“Libra Securities”), a Los Angeles-based investment banking firm that focused on capital raising and financial advisory services for middle market corporate clients and the sales and trading of debt and equity securities for institutional investors. Prior to founding Libra Securities in 1991, Mr. Ravich was an Executive Vice President at Jefferies & Co., Inc. and a Senior Vice President at Drexel Burnham Lambert. Mr. Ravich has served on the board of directors of Cherokee Inc. (Nasdaq GS: CHKE) since May 1995 and as Chairman of the board of directors of Cherokee Inc. since January 2011. Mr. Ravich has also served on the board of directors of A-Mark International since 2014 and Unwired Planet since November 2015. In addition to his professional responsibilities, Mr. Ravich has also served on the Undergraduate Executive Board of the Wharton School and the Board of Trustees of the Archer School for Girls. Mr. Ravich has both a B.S and M.S. from the Wharton School and a J.D. from Harvard University. Among other qualifications, Mr. Ravich brings to the Board executive leadership experience, experience serving on the board of a public company, extensive financial expertise and a financial services industry background.

Hal G. Byer. Mr. Byer has served as a director of the Company since January 30, 2003. Mr. Byer joined Houlihan Lokey as a Senior Vice President in their Financial Sponsors Coverage Group in December 2009. From May 2001 to November 2009, Mr. Byer was a Senior Vice President of Libra Securities, a broker-dealer registered with the Securities and Exchange Commission and an NASD member. From 1995 to 2003, Mr. Byer was Chief Executive Officer of Byer Distributing Co., a snack food distribution company. From 2000 to 2003, Mr. Byer was also the Chief Operating Officer of eGreatcause.com, an internet start-up involved in fundraising for charitable and non-profit organizations that is no longer active. Mr. Byer brings to the board executive leadership experience, financial expertise and a background in corporate strategy and operations.

Robert Scott Fritz. Mr. Fritz has served as a director of the Company since January 30, 2003. Since May 1982, Mr. Fritz has served as the President of Robert Fritz and Sons Sales Company, a food broker and paper distributor that he owns in New Jersey. Mr. Fritz holds a B.S. in Business from Fairleigh Dickinson University. Mr. Fritz brings to the Board executive leadership experience, along with financial expertise and industry knowledge.

Rae G. Ravich. Ms. Ravich has served as a director of the Company since June 4, 2014. Ms. Ravich is an Associate in the direct lending group at TCW Financial Planning LLC. Previously, Ms. Ravich was a Financial Analyst at Houlihan Lokey, which she joined in July 2013. Ms. Ravich has dual B.S. degrees from the Wharton School and the Nursing School at the University of Pennsylvania. Ms. Ravich is the daughter of Jess Ravich, the Company’s Executive Chairman. Ms. Ravich brings to the Board her experience and background in the financial services industry.

John Scheel. Mr. Scheel has served as a director of the Company since September 13, 2006. From August 31, 2006 to February 20, 2013, Mr. Scheel was the President and Chief Executive Officer of the Company. Mr. Scheel is a principal of and also currently serves as the Chief Operating Officer of Pinnacle Steel, and pursuant to a management agreement, he served as the plant manager for the Company’s former subsidiary Kentucky Electric Steel’s (“KES”) steel mini-mill in Ashland, Kentucky (the “Mill”) and managed the operations of KES on our behalf from January 2004 until its sale to Optima on February 5, 2013. Following such sale, Mr. Scheel not only has continued to manage the Mill for Optima as its general manager, but also managed the melt shop and caster for Warren Steel Holdings EAF in Warren, Ohio, which is also managed by Optima. Prior to joining Pinnacle, Mr. Scheel held various positions of increased responsibility at AK Steel, Nucor Corporation and Birmingham Steel Management. Mr. Scheel holds both B.S. and M.S. degrees in Metallurgical Engineering from Purdue University and a Master of Business Administration in Finance and International Business from Xavier University. Mr. Scheel’s executive management experience and expertise in the manufacturing industry provides valuable insight to our Board in evaluating potential acquisitions and operating our subsidiaries.

Anna Van Buren. Ms. Van Buren has served as a director of the Company since November 2013. Ms. Van Buren was appointed President and Chief Executive Officer of Faneuil, in April 2009, after previously serving as President and Chief Operating Officer from 2007 to 2009, as Vice President and Managing Director of Faneuil’s Government Services Division from 2005 to 2007, and as its Vice President of Business Development from 2004 to 2005. Prior to her association with Faneuil, Ms. Van Buren founded Capital Initiatives, a consulting service for clients seeking visibility among federal lawmakers with the objective of encouraging legislative action, and operated numerous government services and marketing companies. Ms. Van Buren has served in leadership roles for many civic and business organizations including chairmanship of the United Way of the Virginia Peninsula, the Peninsula Chamber of Commerce and the NASA Aeronautics Support Team. She is the recipient of numerous awards including the Women in Business Achievement Award by Inside Business Magazine, the Presidential Citizenship Award from Hampton University and the NCCJ Humanitarian Award. Ms. Van Buren holds a degree from Hollins University and the University of Virginia Executive School. Ms. Van Buren brings to the Board extensive executive leadership experience and deep industry expertise.

Michael C. Borofsky. Mr. Borofsky has served as a director of the Company since September 27, 2013. Mr. Borofsky is Senior Vice President of MacAndrews & Forbes. Prior to joining MacAndrews & Forbes in 2003, Mr. Borofsky was with the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, where he specialized in mergers & acquisitions, and before that he was an analyst at Goldman Sachs. Mr. Borofsky has a B.A. from Yale University and a J.D. from Columbia University School of Law. Mr. Borofsky brings to the Board a valuable perspective due to his dual background in business and law.

Marc Reisch. Mr. Reisch was appointed Chairman of Phoenix in August 2015 and has served as a director of the Company since that time. Mr. Reisch has served as Chairman of the Board, Chief Executive Officer and President of Visant and Visant Holding Corp. from October 2004 to November 2015. Prior to joining Visant, he served as Senior Advisor to Kohlberg Kravis Roberts & Co. and has over 35 years of experience in the printing and publishing industries. Mr. Reisch holds a Bachelor of Science Degree and a Master of Business Administration degree from Cornell University. Mr. Reisch brings to the Board extensive executive leadership experience and deep industry expertise.

Margarita Paláu Hernández. Ms. Paláu Hernández has served as a director of the Company since November 25, 2015. Ms. Paláu Hernández is a Principal and Founding Partner of Hernández Ventures, a privately held entity engaged in the acquisition and management of a variety of business interests. She has served in this capacity since 1988. Prior to founding Hernández Ventures, Ms. Paláu Hernández was an attorney with the law firm of McCutcheon, Black, Verleger & Shea, where she focused on domestic and international business and real estate transactions. In addition to her professional responsibilities, Ms. Paláu Hernández is a member of the UCLA School of Law Board of Advisors and Co-Chair of the Yale School of Management Council of Global Advisors. Previously Ms. Paláu Hernández served on the University of San Diego Board of Trustees. Ms. Paláu Hernández has a B.A. from the University of San Diego and a J.D. from UCLA School of Law. Ms. Paláu Hernández brings to the Board her experience as the founder of a business and her background in law.

Board Independence

The Board has determined that the below directors have met the requirements for independence under the applicable rules and regulations of the SEC and NASDAQ, as applicable:

•	Hal Byer

•	Michael Borofsky

•	Robert Scott Fritz

•	Margarita Paláu Hernández

•	John Scheel

Board Leadership Structure and Board’s Role in Risk Oversight

Our Board retains flexibility to select its Chairman of the Board and our Executive Chairman in the manner that it believes is in the best interests of our stockholders. Accordingly, the Chairman of the Board and the Executive Chairman positions may be filled by one individual or two. The Board currently believes that having Mr. Ravich serve as both Executive Chairman and Chairman of the Board is in the best interests of the stockholders given Mr. Ravich’s extensive knowledge of, years of service to and experience with, the Company. The Board does not currently have a lead independent director.

Both the full Board and its committees oversee the various risks faced by the Company. Management is responsible for the day-to-day management of the Company’s risks and provides periodic reports to the Board and its committees relating to those risks and risk-mitigation efforts.

Board oversight of risk is conducted primarily through the standing committees of the Board, the members of which are independent directors, with the Audit Committee taking a lead role on overseeing financial risks and in interfacing with management on significant risks or exposures and assessing the steps management has taken to minimize such risks. The Audit Committee also is charged with, among other tasks, oversight of management on the Company’s guidelines and policies with respect to risk monitoring, assessment and management. Members of the Company’s management periodically report to the Audit Committee regarding risks overseen by the Audit Committee, including quarterly reports with respect to the Company’s internal controls over financial reporting.

Board Committees

The Board has a standing audit committee (the “Audit Committee”) and compensation, nominating and corporate governance committee (the “Compensation, Nominating and Corporate Governance Committee”). The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by the Board.

The composition and functioning of the Board and all of our committees will comply with all applicable requirements of the Sarbanes-Oxley Act, and NASDAQ and SEC rules and regulations. The Audit Committee and the Compensation, Nominating and Corporate Governance Committee each operate under a written charter approved by the Board of Directors. Each committee will review and reassess the adequacy of its charter periodically. The charters of both committees are available in the Investor Relations section of the Company’s website, www.aljregionalholdings.com.

The following chart details the current membership of each committee:

Name of Director	Audit Committee	Compensation, Nominating and Corporate Governance Committee
Hal Byer		M
Michael Borofsky	M	C
Robert Scott Fritz	M
Margarita Paláu Hernández		M
John Scheel	C
M = Member
C = Chair

Audit Committee

Our Audit Committee consists of Messrs. Scheel, Borofsky and Fritz, with Mr. Scheel chairing this committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the NASDAQ. Our Board has determined that Mr. Scheel is an “audit committee financial expert” as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of the NASDAQ. All the members of our Audit Committee are independent directors as defined under the applicable rules and regulations of the SEC and the NASDAQ. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and the NASDAQ.

The Audit Committee’s responsibilities include, among other responsibilities:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns; and

•	preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate filings made by the Company, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be deemed to be “soliciting material” or to be incorporated by reference into any prior or future filings made by the Company.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended September 30, 2015. In addition, the Audit Committee has discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committee). The Audit Committee also has received the written disclosures and the letter as required by the Public Company Accounting Oversight Board Rule 3526 “Communications with Audit Committees Concerning Independence” and the Audit Committee has discussed with the independent auditors the independence of that firm.

Based on the Audit Committee’s review of the matters noted above and its discussions with the Company’s independent auditors and management, the Audit Committee recommended to the Board that the financial statements be included in the Company’s Registration Statement on Form 10.

Respectfully submitted by:

John Scheel (Chair)

Michael Borofsky

Robert Scott Fritz

Compensation, Nominating and Corporate Governance Committee

Our Compensation, Nominating and Corporate Governance Committee consists of Messrs. Borofsky and Byer and Ms. Palau Hernandez, with Mr. Borofsky chairing this committee. All members of this committee will meet the requirements for independence under the applicable rules and regulations of the SEC, NASDAQ and the Internal Revenue Code of 1986, as amended, or the Code, including the rules application to members of a listed company’s compensation committee. The Compensation, Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and the NASDAQ.

The committee’s responsibilities include:

•	reviewing and approving corporate goals and objectives relevant to compensation of our executive chairman;

•	evaluating the performance of our executive chairman in light of such corporate goals and objectives and determining the compensation of our chief executive officer;

•	determining the compensation of all our other officers and reviewing periodically the aggregate amount of compensation payable to such officers;

•	overseeing and making recommendations to the Board with respect to our incentive-based compensation and equity plans; and

•	reviewing and making recommendations to the Board with respect to director compensation.

As well as:

•	developing and recommending to the Board the criteria for selecting board and committee membership;

•	establishing procedures for identifying and evaluating director candidates including nominees recommended by stockholders;

•	identifying individuals qualified to become board members;

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees; and

•	overseeing the evaluation of the Board, its committees and management.

Director Nominations

The Compensation, Nominating and Corporate Governance Committee evaluates and recommends to the Board director nominees for each election of directors.

In fulfilling its responsibilities, the Compensation, Nominating and Corporate Governance Committee considers the following factors:

•	the appropriate size of the Board;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•

the knowledge, skills and experience of nominees, including experience in business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	experience with accounting rules and practices;

•	applicable regulatory and securities exchange/association requirements; and

•	a balance between the benefit of continuity and the desire for a fresh perspective provided by new members.

The Compensation, Nominating and Corporate Governance Committee’s goal is to assemble a group of directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Compensation, Nominating and Corporate Governance Committee also considers candidates with appropriate non-business backgrounds.

Other than the foregoing factors, there are no stated minimum criteria for director nominees. However, the Compensation, Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders.

The Compensation, Nominating and Corporate Governance Committee identifies nominees by first evaluating the willingness of the current members of the Board to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Compensation, Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board will be polled for suggestions as to individuals meeting the criteria of the Board. Research may also be performed to identify qualified individuals. If the Compensation, Nominating and Corporate Governance Committee believes that it requires additional candidates for nomination, the Compensation, Nominating and Corporate Governance Committee may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

The Compensation, Nominating and Corporate Governance Committee will evaluate any recommendation for a director nominee proposed by a stockholder who gives timely written notice to the Secretary of the Company. In order to be timely, the notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received by the Company at 244 Madison Avenue, PMB #358, New York, NY 10016 not less than fifty (50) days or more than eighty (80) days prior to the scheduled date of the annual meeting, provided, however, that if fewer than sixty (60) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or mailed and received not later than the close of business on the tenth (10th) day following the earlier of (a) the day on which such notice of the date of the meeting was mailed or (b) the day on which such public disclosure was made. Additionally, the Company’s Bylaws require that all stockholder notices for director nominations contain the following information:

•	As to each person whom the stockholder proposes to nominate for election or reelection as a director:

•	the name, age, business address and residence address of the person;

•	the principal occupation or employment of the person;

•	the class, series and number of shares of capital stock of the Company that are owned beneficially by the person on the date of such stockholder’s notice;

•	a statement as to the person’s citizenship; and

•

any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, including, without limitation, such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected.

•	As to the stockholder giving the notice:

•	the name and address, as such information appears on the Company’s books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominee(s);

•

the class, series and number of shares of capital stock of the Company that are owned beneficially by the stockholder and each other stockholder known by such stockholder to be supporting such nominee(s) on the date of such stockholder’s notice; and

•

a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice.

•

A description of all arrangements or understandings between the stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder.

The Board will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above.

All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Board.

Board Meetings

During the fiscal year ended September 30, 2015, the Board met five times and took action by written consent on three occasions. During the fiscal year ended September 30, 2015, all directors attended at least 75% of the aggregate number of meetings of the Board, except Marc Reisch, who became a director of the Company on August 13, 2015, and Margarita Palau Hernandez, who became a director of the Company on November 25, 2015, and thus did not attend any meetings of the Board held during the fiscal year ended September 30, 2015 as a board member. The Board encourages the directors to attend the annual meetings of stockholders.

Communications with Directors

If a stockholder wishes to communicate with the Board, they may send their communication in writing to: Secretary, ALJ Regional Holdings, Inc., 244 Madison Avenue, PMB #358, New York, NY 10016. Such stockholder must include their name and address in the written communication and indicate whether they are a stockholder of the Company. The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or the Board based on the subject matter.

Director Compensation

The following table provides information regarding all compensation awarded to, earned by or paid to each person who served as a non-employee director of the Company for the year ended September 30, 2015. Other than as set forth in the table and described more fully below, the Company did not pay any fees, make any equity or non-equity awards, or pay any other compensation, to its non-employee directors. All compensation paid to its employee directors is set forth in the tables summarizing executive officer compensation below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(3) ($)	Option Awards(2)(3) ($)	Non-Equity Incentive Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other compensation ($)	Total ($)
Hal G. Byer	$35,000	—	—	—	—	—	$35,000
Robert Scott Fritz	$35,000	—	—	—	—	—	$35,000
Rae Ravich	$35,000	—	$189,900	—	—	—	$224,900
John Scheel	$35,000	—	—	—	—	—	$35,000
Michael Borofsky	$35,000	—	—	—	—	—	$35,000
Margarita Paláu Hernández	—	—	—	—	—	—	—

(1)

This column represents the aggregate grant date fair value of restricted stock calculated in accordance with ASC Topic 718 Compensation. Assumptions used in the calculation of this amount are included in Note 17 to the Company’s audited financial statements for the year ended September 30, 2015 included in our Registration Statement on Form 10.

(2)

This column represents the aggregate grant date fair value of stock options calculated in accordance with ASC Topic 718 Compensation. Assumptions used in the calculation of this amount are included in Note 17 to the Company’s audited financial statements for the year ended September 30, 2015 included in our Registration Statement on Form 10.

(3)	The following table shows the number of shares subject to outstanding and unexercised stock and option awards held by each non-employee director as of September 30, 2015:

Name	Number of Shares Subject to Outstanding Option Awards	Number of Shares Subject to Outstanding Stock Awards
Hal G. Byer	134,000	10,014
Robert Scott Fritz	—	10,000
Rae Ravich	100,000	7,511
John Scheel	—	15,021
Michael Borofsky	—	7,511
Margarita Paláu Hernández	—	—

In December 2015, the Board reviewed and considered our outside director compensation and approved a director compensation package comprised of (i) an annual retainer of $40,000 in cash, (ii) an annual grant of restricted stock units with a value of $40,000, (iii) an additional $12,500 for the chair or $5,000 for each other member of the Audit Committee, and (iv) an additional $10,000 for the chair or $4,000 for each other member of the Compensation, Nominating and Corporate Governance Committee.

Required Vote

The three (3) Class I nominees receiving the highest number of affirmative votes of the shares present and voting at the Annual Meeting in person or by proxy will be elected as the Class I directors. Each proxy cannot be voted for a greater number of persons than three.

THE BOARD RECOMMENDS A VOTE

“FOR” THE ELECTION OF EACH NOMINEE LISTED ABOVE.

PROPOSAL 2

ESTABLISHMENT OF ALJ REGIONAL HOLDINGS, INC. 2016 OMNIBUS INCENTIVE PLAN

Overview

On May 23, 2016, the Board, based on the recommendation of the Compensation, Nominating and Corporate Governance Committee, approved the ALJ Regional Holdings, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”), subject to stockholder approval at the Annual Meeting. The 2016 Plan will become effective when and if approved by our shareholders. The 2016 Plan is attached as Appendix A to this Proxy Statement and the summary below is qualified in its entirety by the full text of the 2016 Plan.

Why We Are Asking our Shareholders to Approve the 2016 Plan

We believe that equity-based compensation is fundamental to our ability to attract, motivate and retain highly-qualified dedicated employees who have the skills and experience required to achieve our business goals. We further believe that a combination of stock options, restricted stock and performance share awards provides a strong link to our long-term performance, creates an ownership culture and generally aligns the interests of our directors, officers and employees with our shareholders. We have worked to design the 2016 Plan to meet our internal compensation objectives, to reflect the interests of our shareholders, to incorporate current compensation and governance trends and pay practices and to conform to recent changes in law. The 2016 Plan will provide a means to compensate the company’s directors, officers and employees in a way that is performance-driven, because the value of many of the awards will depend on corporate performance.

Important Aspects of our 2016 Plan Are Designed to Protect our Shareholders’ Interests

The 2016 Plan includes a number of features designed to protect our shareholders’ interests and reflect corporate governance best practices, including the following:

•

Shareholder approval required for certain actions. The 2016 Plan authorizes a pool of 2,000,000 shares of our common stock. Shareholder approval will be required to increase the Plan Limit (as defined in the 2016 Plan) or any of the other limits listed therein. Additionally, shareholder approval is required to reprice or cancel Options and Stock Appreciation Rights and to grant Options or Stock Appreciation Rights with an exercise price that is less than 100% of the Fair Market Value of a Common Share on the date of grant.

•

Double trigger vesting upon a Change in Control. Awards granted under the 2016 Plan are subject to double-trigger vesting provisions upon a Change in Control. This means that rather than vesting automatically upon a Change in Control, such awards will be subject to accelerated vesting only in the event of a qualifying termination following a Change in Control or in the event the acquiring company does not assume the award.

•

Clawback policy. Any award granted to an executive officer under the 2016 Plan is subject to our clawback policy and will become subject to any regulations or stock exchange listing rules promulgated under the requirements of Section 954 of the Dodd-Frank Act that are applicable to the company. Pursuant to our clawback policy, we may require forfeiture or repayment of all or a portion of cash-based or equity-based awards to an executive officer under certain circumstances involving misconduct.

Summary of the 2016 Plan

The following is a description of the principal terms of the 2016 Plan. The summary is qualified in its entirety by the full text of the 2016 Plan, which is attached as Appendix A to this Proxy Statement.

Plan Administration

The 2016 Plan will be administered by the Compensation, Nominating and Corporate Governance Committee of the Board, any successor committee thereto, or any other committee appointed from time to time by the Board to administer the Plan (in any case, the “Committee”). The Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2016 Plan. The Committee may delegate some or all of its authority under the Plan to a subcommittee or subcommittees thereof or other Persons or groups of Persons as it deems necessary, appropriate or advisable under such conditions or limitations as it may set at the time of such delegation or thereafter, subject to a specified set of limitations.

Eligibility and Limitations on Grants

Awards may be granted to officers, employees, directors and consultants of the Company or any of its Affiliates. As of December 31, 2015, the Company had 9 directors and the Company and its subsidiaries employed approximately 3,800 employees.

The maximum aggregate numbers of shares of common stock that may be granted under the 2016 Plan is 2,000,000 (the “Plan Limit”). For purposes of determining the number of common shares that remain available for issuance under the 2016 Plan, the number of common shares corresponding to awards under the 2016 Plan that are forfeited or cancelled or otherwise expire for any reason without having been exercised or settled or that are settled through the issuance of consideration other than common shares (including, without limitation, cash) shall be added back to the Plan Limit and again be available for the grant of awards. In addition, (i) the number of common shares that are tendered by a participant or withheld by the Company to pay the exercise price of an Award or to satisfy the participant’s tax withholding obligations in connection with the vesting, exercise or settlement of an award and (ii) shares subject to an Option or Stock Appreciation Right but not issued or delivered as a result of the net settlement of such Option or Stock Appreciation Right shall be added back to the Plan Limit and again be available for the grant of awards.

The 2016 Plan also provides certain limits on the number of shares subject to awards that an individual may receive in any one year. For all participants other than nonemployee directors, the maximum aggregate number of shares of common stock underlying awards granted under the 2016 Plan cannot exceed 500,000 in any calendar year and the maximum aggregate cash payment with respect to cash-based awards granted in any one fiscal year cannot exceed $2,000,000. Subject to certain adjustments, no nonemployee director shall receive regular annual awards for any calendar year having a grant date fair value, determined using assumptions and methods that are consistent in all material respects with the assumptions used to disclose such grants in the Company’s proxy statement for the year to which such grants relate, that exceeds $1,000,000, or any special or one-time award upon election or appointment to the Board having a grant date fair value, determined as described above, that exceeds $1,000,000.

The Committee shall set the vesting criteria applicable to an award, which, depending on the extent to which the criteria are met, will determine the extent to which the award becomes exercisable or the number of common shares or the amount of cash that will be distributed or paid out to the participant with respect to the award. The Committee may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or provision of services), or any other basis determined by the Committee in its discretion.

Stock Options

Stock options shall be granted under the 2016 Plan pursuant to option agreements. The 2016 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or “ISOs,” and options that are not intended to qualify as ISOs, which are commonly referred to as “nonqualified” stock options. The differing tax treatment of ISOs and nonqualified stock options is discussed below under Material U.S. Federal Income Tax Consequences of Participation in the 2016 Plan.

The exercise price of a stock option may not be less than 100% (or 110% in the case of certain ISOs) of the fair market value of the common stock subject to the stock option on the date of grant. The 2016 Plan generally prohibits the repricing of outstanding stock options without prior shareholder approval. The term of stock options granted under the 2016 Plan may not exceed five years.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2016 Plan will be determined by the Committee and may include payment (i) in cash or cash equivalents; (ii) by actual delivery or attestation to ownership of freely transferable common shares already owned by the person exercising the stock option; (iii) by a combination of cash and common shares equal in value to the exercise price; (iv) through net share settlement or similar procedure involving the withholding of common shares subject to the stock option with a value equal to the exercise price; or (v) by such other means as the Committee may authorize.

The Committee, in its discretion, may grant Non-Qualified Stock Options that contain an “early exercise” feature, which shall provide a participant with the right (but not the obligation) to immediately exercise such portion of the Option for common stock that shall be subject to the same vesting schedule as the underlying Option.

Restricted Shares, Restricted Share Units and Unrestricted Shares

The Committee may award restricted stock and restricted stock units to eligible individuals pursuant to an award agreement. The Committee shall determine the terms and conditions of an award of restricted stock or restricted stock units. Restricted shares and restricted share units may, among other things, be subject to restrictions on transferability, vesting requirements or other specified circumstances under which it may be canceled. The Committee may also award unrestricted stock that is free from any restrictions. Unrestricted stock may be granted to an eligible individual in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Stock Appreciation Rights

Stock appreciation rights shall be granted under the 2016 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock equivalents. The strike price of each stock appreciation right will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The 2016 Plan generally prohibits the repricing of stock appreciation rights without prior shareholder approval. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock or in cash at the election of the Committee, on or after the date of grant.

Performance Awards

Performance awards shall be granted under the 2016 Plan pursuant to performance award agreements. A performance award is an award the vesting of which is contingent upon the achievement of certain performance goals over a specified period of time and include performance stock, performance stock units and cash performance units. The Committee may condition the performance award upon certain terms and conditions set forth in the performance award agreement and the provisions of performance awards need not be the same with respect to each participant. The Committee shall determine the number of performance shares or units that have been earned at the end of a performance cycle. Performance awards are payable in shares of our common stock or cash, at the election of the Committee on or following the date of grant.

Other Awards

The Committee shall have the authority to establish the terms and provisions of other forms of awards (such terms and provisions to be specified in the applicable award document) not described above that the Committee determines to be consistent with the purpose of the 2016 Plan and the interests of the Company, which awards may provide for (i) payments in the form of cash, common stock, notes or other property as the Committee may determine based in whole or in part on the value or future value of common stock or on any amount that the Company pays as dividends or otherwise distributes with respect to common stock; (ii) the acquisition or future acquisition of common stock; (iii) cash, common stock, notes or other property as the Committee may determine (including payment of dividend equivalents in cash or common stock) based on one or more criteria determined by the Committee unrelated to the value of common stock; or (iv) any combination of the foregoing, including, without limitation, dividend equivalents. The company does not grant dividend equivalents on cash performance units, stock options or stock appreciation rights.

Change in Control Provisions

Awards granted under the 2016 Plan are subject to double-trigger vesting provisions upon a Change in Control. This means that rather than vesting automatically upon a Change in Control, such awards will be subject to accelerated vesting only in the event of a qualifying termination following a Change in Control or in the event the acquiring company does not assume the awards.

Under the 2016 Plan, in the case of a Change in Control, the Committee may, in its sole discretion:

(a) provide for the adjustment of any performance conditions as the Committee deems necessary or appropriate to reflect the Change in Control;

(b) provide that upon termination of a participant’s employment as a result of the Change in Control, any time periods or other conditions relating to the vesting, exercise, payment or distribution of an award will be accelerated or waived;

(c) provide for the purchase of any awards from a participant whose employment has been terminated as a result of a Change in Control for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such award been currently exercisable or payable; or

(d) cause the awards outstanding at the time of a Change in Control to be assumed, or new rights substituted therefore, by the surviving entity or acquiring entity in the transaction (or the surviving or acquiring entity’s parent company) or, if the Company is not the surviving entity following the Change in Control and the surviving or acquiring entity (or its parent company) does not agree to assume the Company’s obligations with respect to any awards under the 2016 Plan or to replace those awards with new rights of substantially equivalent value (as determined by the Committee), to cause such awards to vest immediately prior to the Change in Control in such a manner that will enable the participant to participate in the Change in Control with respect to the common shares issuable upon vesting, exercise, payment or distribution of such awards on the same basis as other holders of the Company’s outstanding common shares.

Clawback Policy

All Awards granted under the 2016 Plan, any payments made under the 2016 Plan and any gains realized upon exercise or settlement of an award shall be subject to claw back or recoupment as permitted or mandated by applicable law, rules, regulations or any Company policy as enacted, adopted or modified from time to time.

Amendments and Termination

The Board may amend, alter, or discontinue the 2016 Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of a recipient under an award without such recipient’s consent, except as required to comply with applicable law, stock exchange listing requirements or accounting rules. We will obtain shareholder approval of any amendment to the 2016 Plan as required by applicable law, stock exchange listing requirements or in connection with any repricing of a stock option or stock appreciation right.

Material U.S. Federal Income Tax Consequences of Participation in the 2016 Plan

The following is a brief summary of the material U.S. federal income tax consequences associated with awards under the 2016 Plan, based on current U.S. federal income tax laws and Treasury regulations promulgated thereunder, all as in effect or existence as of the date of this Proxy Statement. We have not sought, nor do we intend to seek, any ruling from the U.S. Internal Revenue Service with respect to the statements made in this section. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences. Moreover, the tax effects of participation in the 2016 Plan may vary depending on the facts and circumstances pertaining to each participant. Each participant who receives an award under the 2016 Plan should consult his or her own tax advisor with respect to his or her individual tax position and the effect of any legislative revisions on such position.

Incentive Stock Options. ISOs are intended to meet the requirements of Section 422 of the Code. Generally, the grant of an ISO does not result in taxable income to the participant or a tax deduction for the company. The exercise of an ISO will not result in ordinary taxable income to the participant (although the difference between the exercise price and the fair market value of the common stock subject to the ISO may result in alternative minimum tax liability to the participant), if the following conditions are met:

•	at all times during the period beginning with the date of the grant and ending on the day three months before the date of exercise, the participant is an employee of the company or an affiliate; and

•	the participant makes no disposition of stock within two years from the date of grant or within one year after the stock is transferred to the participant.

The three-month period is extended to one year in the event of disability and is waived in the event of death of the participant. If the stock is sold by the participant after meeting these conditions, any gain realized over the exercise price ordinarily will be treated as long-term capital gain, and any loss will be treated as long-term capital loss, in the year of the sale.

If the participant fails to comply with the employment or holding period requirements discussed above, the participant will recognize ordinary taxable income in an amount equal to the lesser of:

•	the excess of the fair market value of the common stock subject to the ISO on the date of exercise over the exercise price; or

•

if the price the participant receives for the stock disposed of in a disqualifying disposition is less than the fair market value on the exercise date, and if certain other conditions are satisfied, the excess of the amount realized upon such disposition over the exercise price.

Additional rules apply if a participant pays the exercise price for an ISO with common stock already owned.

Nonqualified Stock Options. A participant will not recognize taxable income upon the grant of a nonqualified stock option. A participant will realize compensation taxable as ordinary income upon the exercise of a nonqualified stock option equal to the value of the stock on the day the participant exercised the option less the purchase price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock. A participant will not recognize taxable income upon the grant of restricted stock unless the participant makes an election under Section 83(b) of the Code within 30 days of the date of grant. If a timely Section 83(b) election is made, then a participant will have compensation income at the time of grant equal to the value of the stock less the purchase price and the Company will be entitled to a tax deduction in the same amount. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant and the Company will be entitled to a tax deduction in the same amount at that time. If the participant does not make a Section 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year since the date of vesting (or, with a Section 83(b) election, date of grant) and otherwise will be short-term.

Restricted Stock Units. A recipient of a restricted stock unit award realizes ordinary income when the award is settled in shares or cash. The ordinary income realized on the payment date equals the full fair market value of the common stock or other property delivered or the amount of cash paid. At that time, the company generally will be allowed a corresponding tax deduction for the same year equal to the compensation taxable to the participant.

Stock Appreciation Rights. A participant will not recognize taxable income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of a stock appreciation right equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the stock appreciation right was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Performance Shares and Performance Units. The grant of a performance share or performance unit does not result in taxable income to the participant or a tax deduction for the company. Upon the expiration of the applicable performance period and receipt of the common stock distributed in payment of the award or an equivalent amount of cash, the participant will realize ordinary taxable income equal to the full fair market value of the common stock delivered or the amount of cash paid. At that time, the company generally will be allowed a corresponding tax deduction for the same year equal to the compensation taxable to the participant.

Unrestricted Stock. Generally, a participant receiving an award of unrestricted stock will recognize taxable income at the time unrestricted stock is granted. The taxable income will equal the excess of the fair market value of the unrestricted stock on the grant date over any amount the participant pays for the unrestricted stock. The company generally will be entitled to an income tax deduction equal to the amount of ordinary income a participant recognizes in connection with an award of unrestricted stock.

Dividend Equivalents. Dividend equivalents generally are taxed as compensation when they are paid to the participant, and the company receives a corresponding deduction for the same year. If a participant elects to be taxed on the value of a restricted stock award when the award is granted, dividends paid with respect to the award will be taxed as dividends and will not be deductible by us.

Section 409A. Section 409A of the Code applies to amounts that are considered “non-qualified deferred compensation.” If a deferred compensation arrangement, including certain awards that may be issued under the 2016 Plan, does not meet the requirements of Section 409A of the Code, the timing of taxation for these amounts could be accelerated (meaning these amounts could become immediately taxable). Also, an additional 20% income tax, as well as penalties and interest, could be imposed upon the applicable participants in the 2016 Plan. Although the Committee intends to administer the 2016 Plan so that awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the company does not warrant that any award under the 2016 Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law.

Parachute Payments. In the event any payments or rights accruing to a participant upon a change in control (as described under “Change in Control Provisions” above), including any payments or vesting under the 2016 Plan triggered by a change in control, constitute “parachute payments” under Section 280G of the Code, depending upon the amount of such payments and the other income of the participant, the participant may be subject to a 20% excise tax (in addition to ordinary income tax), and the company may be disallowed a deduction for the amount of the actual payment.

Application of Section 162(m) of the Code

Approval of the 2016 Plan by shareholders will permit us to grant awards under the 2016 Plan that qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. Section 162(m) places a limit of $1,000,000 on the amount we may deduct in any one year for compensation paid to our “covered employees.” Covered employees under Section 162(m) generally consist of our Chief Executive Officer and each of our three most highly-compensated executive officers other than our Chief Executive Officer and Chief Financial Officer. If, however, an award qualifies as “performance-based compensation” it is excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit. Stock options and stock appreciation rights granted under the 2016 Plan will qualify as “performance-based compensation.”

A performance award (other than a stock option or stock appreciation right) will qualify as “performance-based compensation” if, among other requirements, the payment of the award is contingent upon the achievement, as determined by the Committee, of the one or more performance goals established by the Committee at the inception of the performance period and based on the performance criteria specified in the 2016 Plan.

Approval by shareholders of the 2016 Plan will constitute approval of the following performance criteria listed in the 2016 Plan: net income; cash flow or cash flow return on investment or cash flow per share; operating cash flow; pre-tax or post-tax profit levels or earnings; profit in excess of cost of capital; operating earnings; return on investment; free cash flow; free cash flow per share; earnings per share; return on assets; return on net assets; return on equity; return on capital; return on invested capital; return on sales; sales growth; growth in managed assets; gross margin; operating margin; operating income; total shareholder return or stock price appreciation; EBITDA; EBITA; revenue; net revenues; market share, market penetration; productivity improvements; inventory turnover measurements; working capital turnover measurements; reduction of losses, loss ratios or expense ratios; reduction in fixed costs; operating cost management; cost of capital; debt reduction; and safety measurements or other operational criteria that are objectively determinable.

Performance goals established using the foregoing criteria may be determined in accordance with accounting principles generally accepted in the United States (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP. Performance goals may be established on an individual or a corporate-wide basis or with respect to one or more business units, divisions, or subsidiaries, and may be applied on an absolute or relative basis against a group of peer companies, a financial market index or other objective and quantifiable indices.

While approval of the 2016 Plan by shareholders will enable us to grant awards that qualify as “performance-based compensation” under Section 162(m), we believe that it is in our best interests and the interests of our shareholder to maintain the flexibility also to grant awards that do not qualify as “performance-based compensation” as determined in the discretion of the Committee.

New Plan Benefits

The Committee will determine in its discretion the timing and amount of awards under the 2016 Plan and the recipients or class of recipients of such awards. It is therefore not possible to state the amount of awards that will be made in the future if the 2016 Plan is approved by our shareholders.

Required Vote

Approval of the 2016 Plan will require the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and voting at the 2016 annual meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PROPOSAL #2 TO APPROVE

THE 2016 OMNIBUS INCENTIVE COMPENSATION PLAN.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has determined to appoint Mayer Hoffman McCann P.C. (“MHM”) as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending September 30, 2016, subject to completion of a mutually agreeable engagement letter, and has further directed that such appointment be submitted for ratification by the stockholders at the Annual Meeting. MHM was the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ended September 30, 2015. Representatives of MHM will be present at the annual Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

The decision to appoint MHM as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ended September 30, 2016 was approved by the Audit Committee. Stockholder ratification of the appointment of MHM as the independent registered public accounting firm for the Company and its subsidiaries is not required by the Company’s Bylaws or otherwise. However, the Audit Committee is submitting the appointment of MHM to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the appointment of MHM, the Audit Committee will reconsider whether or not to retain MHM or engage a different firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

PBMares, LLP (“PBMares”) was the independent registered public accounting firm for the Company’s operating subsidiary Faneuil for fiscal 2015 and 2014. McGladrey LLP (“McGladrey”) was the independent registered public accounting firm for the Company’s operating subsidiary Carpets for fiscal 2015 and 2014. Representatives from PBMares and McGladrey are not expected to be present at the Annual Meeting.

In 2015, the Board conducted a comprehensive, competitive process to determine the independent registered public accounting firm for the Company and its subsidiaries for the remainder of fiscal 2015. As a result of this process, effective October 30, 2015, MHM was appointed as the independent registered public accounting firm for the Company and its subsidiaries.

PBMares and McGladrey’s reports on our subsidiaries’ financial statements for the fiscal year ended September 30, 2014 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2014 and 2015, there were no (i) disagreements, as defined in Item 304(a)(1)(v) of Regulation S-K, between the Company and PBMares, McGladrey or MHM, as applicable, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, any of which that, if not resolved to PBMares’s, McGladrey’s or MHM’s satisfaction, as applicable, PBMares, McGladrey or MHM to make reference to the subject matter of any such disagreement in connection with its reports for such year and (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal year ended September 30, 2015, the Company did not consult with MHM regarding any of the matters described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended September 30, 2015 by MHM. As part of its duties, the Audit Committee considers whether the provision of services, other than audit services, during the fiscal year ended September 30, 2015 by MHM is compatible with maintaining the auditor’s independence.

	2015	2014
Audit Fees (1)	$550,000	$0
Audit-Related Fees (2)	$125,000	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

(1)	Consist of fees related to audit of the consolidated financial statements of ALJ for the years ended September 30, 2015 and 2014.
(2)	Consist of fees related to the short year audit for Phoenix Color for the period of January 4, 2015 through August 8, 2015.

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended September 30, 2015 and 2014 by PBMares and McGladrey.

	2015	2014
Audit Fees (1)	$0	$120,000
Audit-Related Fees (2)	$88,861	$12,500
Tax Fees (3)	$44,010	$50,500
All Other Fees (4)	$0	$8,285

(1)	Consist of prior year audit fees for Carpets N More and Faneuil.
(2)	Consist of fees related to preparation of financial statements.
(3)	Consist of fees related to tax preparation and consulting advice.
(4)	Consist of fees related to accounting consulting.

Audit Committee’s Pre-Approval Policies and Procedures

Consistent with policies of the SEC regarding auditor independence and the Audit Committee Charter, the Audit Committee has the responsibility for appointing, setting compensation and overseeing the work of the registered independent public accounting firm (the “Firm”). The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Firm. Pre-approval is detailed as to the particular service to category of services and is generally subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing request for services by the Firm, the Audit Committee considers whether such services are consistent with the Firm’s independence, whether the Firm is likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company’s ability to manage or control risk or improve audit quality.

Our Audit Committee was established by written consent of the Board on November 25, 2015. As such, in fiscal years 2015 and 2014, all fees identified above under the captions “Audit Fees,” “Audit-Related Fees,” and “All Other Fees” that were billed by MHM, PBMares and McGladrey were approved by the Board. For fiscal year ended September 30, 2016, we plan to have all audit fees billed by MHM approved by the Audit Committee in accordance with SEC requirements.

Required Vote

The affirmative vote of a majority of the votes cast at the meeting at which a quorum is present, either in person or by proxy, is required to approve Proposal 3.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF

MAYER HOFFMAN MCCANN P.C. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE COMPANY AND ITS SUBSIDIARIES FOR THE FISCAL YEAR ENDING

SEPTEMBER 30, 2016.

EXECUTIVE COMPENSATION

Named Executive Officers and Other Key Employees

The following table sets forth the name and position of our named executive officers and other key employees for the fiscal year ended September 30, 2015.

Name	Principal Position
Named Executive Officers
Jess Ravich	Executive Chairman
Anna Van Buren	President and Chief Executive Officer, Faneuil
Marc Reisch	Chairman, Phoenix
Other Key Employees
Steve Chesin	President and Chief Executive Officer, Carpets
T. Robert Christ	Chief Financial Officer

The information provided below is biographical information about each key employee. For information concerning our named executive officers, see “Information Regarding Directors” above.

Steve Chesin. Mr. Chesin, age 54, has served as the Chief Executive Officer of Carpets since August 2007. From 2002 to 2007, Mr. Chesin served as the Executive Vice President of Carpets. From 1995 to 2001, Mr. Chesin served as the Senior Vice President and the Chief Operating Officer of Carpet Barn Inc., a subsidiary of Nations Flooring Inc. Mr. Chesin attended University of Nevada, Las Vegas.

T. Robert Christ. Mr. Christ has served as the Chief Financial Officer and Secretary of the Company since July 2008. Mr. Christ also serves as Executive Vice President for Aristotle International Inc., a political software company and age and identity verification company (“Aristotle”). Mr. Christ was previously Chief Financial Officer for Electronic Recyclers International, Inc., a nationwide recycler of e-waste. From 1999 to 2006, Mr. Christ served as Chief Operating Officer and Chief Financial Officer for Aristotle. From 1997 to 1999, Mr. Christ served as Chief Financial Officer for Pulsar Data Systems, a government contractor that merged with Litronic Inc. and went public in 1999. From 1994 to 1997, Mr. Christ served as controller for the Centech Group Inc., a government contractor, and from 1991 to 1993, Mr. Christ held various positions with Rubino and McGeehin, Chtd. a public accounting firm. Mr. Christ holds a B.B.A. degree in Accounting from James Madison University and passed the C.P.A. exam in 1991.

Each executive officer is chosen by the Board and holds office until a successor has been elected and qualified or until such officer’s earlier death, resignation or removal.

Summary Compensation Table

The following table sets forth the total compensation paid or accrued by the Company to the named executive officers and other key employees for services rendered during the last two fiscal years ended September 30, 2015 and 2014. No other executive officers received total annual compensation exceeding $100,000 during such fiscal years.

Name and Principal Position	Year Ended September 30,	Salary ($)		Bonus ($)	Stock Awards (10) ($)		Option(11) Awards ($)		Non-equity Incentive Plan Compensation ($)		All other Compensation ($)		Total ($)
Named Executive Officers
Jess Ravich	2015	125,000		—	—		664,650	(2)	—		35,000	(3)	824,650
Executive Chairman	2014	163,090	(1)	—	—		—		—		45,664	(3)	208,754
Anna Van Buren	2015	520,000		—	—		—		1,197,394	(4)	65,463	(6)	1,782,857
President and Chief Executive Officer, Faneuil	2014	494,356		—	—		649,200	(5)	1,690,680	(4)	63,961	(6)	2,898,197
Marc Reisch	2015	25,000		—	—		760,250	(7)	—		—		785,250
Chairman, Phoenix	2014	—		—	—		—		—		—		—
Other Key Employees
Steve Chesin	2015	300,000		—	—		—		—		—		300,000
President and Chief Executive Officer, Carpets	2014	150,000		—	172,000	(8)	—		—		—		322,000
T. Robert Christ	2015	202,500		25,000	—		94,950	(9)	—		—		322,450
Chief Financial Officer	2014	60,000		75,000	—		116,500	(9)	—		—		251,500

(1)

In the year ended September 30, 2014, Mr. Ravich received $125,000 in compensation for his services as our Executive Chairman, of which he elected to take 100% as stock compensation resulting in 53,648 shares of ALJ valued at $3.04 per share.

(2)

For the year ended September 30, 2015, includes options to purchase 350,000 shares of ALJ’s common stock at a price of $4.00 per share, which were vested in full and exercisable upon the date of closing of the stock purchase by ALJ from Visant Corporation of all the shares of capital stock of Phoenix and will expire on August 3, 2022.

(3)

Includes $35,000 and $45,664 as director compensation for each of the years ended September 30, 2015 and 2014, respectively, of which $35,000 was paid in cash for 2015 and $0 was paid in cash for 2014. In the year ended September 30, 2014, Mr. Ravich received 100% of his director compensation in shares of restricted stock valued at $3.04 per share.

(4)	Represents an annual bonus amount equal to ten percent (10%) of the Company’s defined EBITDA, before any bonus amount owed to Ms. Van Buren, in excess of $5,000,000.
(5)

For the year ended September 30, 2014, includes options to purchase 60,000 shares of Faneuil’s common stock under the Faneuil, Inc. 2013 Stock Incentive Plan at a price of $30.43 per share, which vested with respect to one-third of the shares subject to the option on October 18, 2013, another one-third on October 18, 2014 and the remaining one-third on October 18, 2015, conditioned on Ms. Van Buren’s continuous service to Faneuil and expire on October 18, 2023.

(6)

Includes $35,000 as director compensation for each of the years ended September 30, 2015 and 2014, of which Ms. Van Buren received 100% in cash for 2015 and 100% in stock compensation for 2014. Additionally, Faneuil reimbursed premiums for Ms. Van Buren’s health care insurance in the amounts of $30,463 and $28,961 for the years ended September 30, 2015 and 2014, respectively.

(7)

For the year ended September 30, 2015, includes options to purchase 250,000 shares of ALJ’s common stock at an exercise price of $4.27 per share, vesting in three equal annual installments on October 1, 2016, October 1, 2017 and October 1, 2018 and expiring on August 13, 2025.

(8)

For the year ended September 30, 2014, includes 750,000 Class B Preferred Units and 75,000 Common Units, each vesting fully on grant, and 40,000 Equity Award Units of Carpets, 10,000 of which vest on each of December 31, 2014, 2015, 2016 and 2017, provided that the Equity Award Units shall immediately vest upon the termination of Mr. Chesin’s employment without cause within 12 months following a change of control.

(9)

For the year ended September 30, 2015, includes options to purchase 50,000 shares of ALJ common stock at a price of $4.00 per share, which were vested in full and exercisable upon the date of closing of the stock purchase by ALJ from Visant Corporation of all the shares of capital stock of Phoenix and will expire on August 3, 2022. For the year ended September 30, 2014, includes options to purchase 100,000 shares of ALJ common stock at a price of $1.60 per share, which vest monthly on a pro rata basis over 3 years.

(10)

This column represents the aggregate grant date fair value of restricted stock calculated in accordance with ASC Topic 718 Compensation. Assumptions used in the calculation of this amount are included in Note 17 to the Company’s audited financial statements for the year ended September 30, 2015 included in our Registration Statement on Form 10.

(11)

This column represents the aggregate grant date fair value of stock options calculated in accordance with ASC Topic 718 Compensation. Assumptions used in the calculation of this amount are included in Note 17 to the Company’s audited financial statements for the year ended September 30, 2015 included in our Registration Statement on Form 10.

Employment Arrangements with Named Executive Officers and Other Key Employees

Named Executive Officers

Jess Ravich. Mr. Ravich has served as our Executive Chairman since February 20, 2013. In the year ended September 30, 2015, Mr. Ravich received $125,000 in compensation for his services as our Executive Chairman and options to purchase 350,000 shares of our common stock at a price of $4.00 per share, which were fully vested upon grant and will expire on August 3, 2022, as compensation for the additional services that he performed in connection with our acquisition of Phoenix. In the year ended September 30, 2014, Mr. Ravich received $125,000 in compensation for his services as Executive Chairman, of which he elected to take 100% as stock compensation, resulting in 53,648 shares valued at $3.04 per share. Mr. Ravich received $35,000 and $45,664 as director compensation for each of the years ended September 30, 2015 and 2014, respectively, of which $35,000 was paid in cash for 2015 and $0 was paid in cash for 2014. In the year ended September 30, 2014, Mr. Ravich received 100% of his director compensation in shares of restricted stock valued at $3.04 per share.

In December 2015, the Board reviewed and reconsidered the compensation for our Executive Chairman and approved an executive chairman compensation package comprised of (i) an annual retainer of $125,000 in cash and (ii) an annual grant of restricted stock units with a value of $100,000. Following the adoption of this policy, Mr. Ravich will only receive compensation as our Executive Chairman and will no longer receive additional compensation for his services as our director.

Anna Van Buren. On October 18, 2013, concurrent with ALJ’s acquisition of Faneuil, Faneuil entered into an employment agreement with Ms. Van Buren. The term of Ms. Van Buren’s employment under the employment agreement will continue until December 31, 2018. Pursuant to her employment agreement, Ms. Van Buren receives an annual salary of $520,000 and is eligible to earn an annual bonus equal to ten percent (10%) of the Company’s defined EBITDA, before any bonus amount owed to Ms. Van Buren, in excess of $5,000,000. If Ms. Van Buren’s employment is terminated without cause or by Ms. Van Buren for good reason, Ms. Van Buren will be eligible to receive: (i) her base salary for the greater of one year or one-half of the remaining term of the employment agreement, and (ii) the full annual bonus for the year in which such termination occurs if Ms. Van Buren would have been otherwise entitled to the bonus for such year had she still been employed when such bonus would have been paid. Also on October 18, 2013, the board of directors of Faneuil granted an option to purchase 60,000 shares of Faneuil’s common stock under the Faneuil, Inc. 2013 Stock Incentive Plan to Ms. Van Buren. Such option vested with respect to one-third of the shares subject to the option on October 18, 2013, another one-third on October 18, 2014 and the remaining one-third on October 18, 2015, conditioned on Ms. Van Buren’s continuous service to Faneuil. Such option automatically vests and becomes exercisable in full upon the consummation of certain corporate transactions. The exercise price for such option is $30.43 per share and expires on October 18, 2023. On July 10, 2015, all of Ms. Van Buren equity interests, including her option to purchase additional shares of stock in Faneuil were exchanged for stock in ALJ; as a result, all outstanding stock options were cancelled. For the year ended September 30, 2015 and the period from October 18, 2013 to September 30, 2014, Ms. Van Buren received $520,000 and $494,356 in salary, respectively, for her services as President and Chief Executive Officer of Faneuil.

Marc Reisch. On August 14, 2015, concurrent with ALJ’s acquisition of Phoenix, ALJ entered into an employment agreement with Mr. Reisch. The term of Mr. Reisch’s employment under the employment agreement will continue until December 31, 2018. Pursuant to his employment agreement, Mr. Reisch receives (i) an annual salary of $200,000 and is eligible to earn an annual bonus equal to five percent (5%) of the defined EBITDA of Phoenix in excess of $20,000,000, before any bonus amount owed to Mr. Reisch and the Chief Operating Officer of Phoenix, (ii) an option to purchase 250,000 shares of ALJ’s common stock, and (iii) an additional option to purchase 100,000 shares of ALJ’s common stock. The exercise price for such options is $4.27 per share and the options expire on August 13, 2025. If Mr. Reisch’s employment is terminated without cause or by Mr. Reisch for good reason, Mr. Reisch will be eligible to receive (i): his base salary for the greater of one year or one-half of the remaining term of the employment agreement, (ii) the full annual bonus for the year in which such termination occurs, if Mr. Reisch would have been otherwise entitled to a bonus for such year had he still been employed, and (iii) the full annual bonus for the year prior to the year in which Mr. Reisch is so terminated, if at the time of termination Mr. Reisch has otherwise earned a full annual bonus for such prior year and has not yet been paid such bonus due to such termination. For the period from August 14, 2015 to September 30, 2015, Mr. Reisch received $25,000 in salary for his services as the Chairman of Phoenix.

Other Key Employees

Steve Chesin. On April 14, 2014, concurrent with ALJ’s acquisition of Carpets, Carpets entered into an employment agreement with Mr. Chesin. The term of Mr. Chesin’s employment under the employment agreement will continue until December 31, 2017. Pursuant to his employment agreement, Mr. Chesin receives (i) an annual salary of $300,000 and is eligible to earn an annual bonus at the direction of the board of directors of Carpets, (ii) 750,000 Class B Preferred Units with a preference amount equal to $750,000, (iii) 75,000 Common Units, and (iv) 40,000 Equity Award Units of Carpets. If Mr. Chesin’s employment is terminated without cause or by Mr. Chesin for good reason, Mr. Chesin will be eligible to receive his base salary for the greater of (i) one-half of the remaining term of the employment agreement, or (ii) six months plus an additional $3,000 per month for each month in the six-month period. For the period from April 14, 2014 to September 30, 2015, Mr. Chesin received $300,000 in compensation for his services as the President and the Chief Executive Officer of Carpets. On July 10, 2015, Mr. Chesin exchanged his 750,000 Class B Preferred Units, 75,000 Common Units and 40,000 Equity Award Units of Carpets for 150,000 shares of common stock of ALJ.

T. Robert Christ. For the nine months ended September 30, 2015, Mr. Christ received a salary of $17,500 per month from ALJ and its subsidiaries. For the three months ended December 31, 2014, Mr. Christ received a salary of $15,000 per month from ALJ and its subsidiaries. For the year ended September 30, 2014, Mr. Christ received a salary of $5,000 per month from ALJ. For the year ended September 30, 2015, Mr. Christ received options to purchase 50,000 shares of common stock at a price of $4.00 per share, which were fully vested upon issuance and will expire on August 3, 2022. For the year ended September 30, 2015, Mr. Christ received a bonus of $25,000. For the year ended September 30, 2014, Mr. Christ received a bonus of $75,000 and options to purchase 100,000 shares of common stock at a price of $1.60 per share, which vest over 3 years.

Outstanding Equity Awards at Fiscal 2015 Year-End

The following table itemizes outstanding equity awards held by the named executive officers as of September 30, 2015.

			Option Awards
Name	Option Grant Date		Securities Underlying Unexercised Options Exercisable	Securities Underlying Unexercised Options Unexercisable	Total Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date
Jess Ravich	8/27/2013		1,000,000	—	1,000,000	$1.00	10/18/2020
	8/3/2015		350,000	—	350,000	$4.00	8/3/2022
T. Robert Christ	6/20/2008		200,000	—	200,000	$0.59	6/20/2018
	12/19/2013	(1)	58,300	41,700	100,000	$1.60	12/19/2023
	8/3/2015		50,000	—	50,000	$4.00	8/3/2022
Anna Van Buren	—		—	—	—	—	—
Steve Chesin	—		—	—	—	—	—
Marc Reisch	8/14/2015	(2)	0	250,000	250,000	$4.27	8/13/2025

(1)	The stock option vests in equal monthly installments over a three-year period.
(2)	The stock option vests in equal annual installments over a three-year period.

COMPENSATION COMMITTEE REPORT

The Compensation, Nominating and Corporate Governance Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management, and based on that review and discussion, the Compensation, Nominating and Corporate Governance recommended to the Board that the Compensation Discussion and Analysis be included in our proxy statement for the 2016 Annual Meeting of Stockholders.

Respectfully submitted,

Compensation, Nominating and Corporate Governance Committee

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the beneficial ownership of common stock with respect to (i) each person who was known by the Company to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director, (iii) each of the Company’s current executive officers and (iv) all directors and executive officers as a group. As of the Record Date, the Company had 34,503,212 shares of common stock issued and outstanding, which was the only class of voting securities outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Executive Officers and Directors
Jess Ravich, Executive Chairman 149 S. Barrington Avenue, #828 Los Angeles, CA 90049	14,938,481	(2)	41.67%
Anna Van Buren, Director c/o Faneuil, Inc. 2 Eaton Street, Suite 1002 Hampton, VA 23669	1,515,021		4.39%
John Scheel, Director 3526 Odom Drive New Port Richey, FL 34652	818,724	(3)	2.37%
Robert Scott Fritz, Director 505 Belmar Blvd. Suite C4 Wall Township, NJ 07727	616,543	(4)	1.79%
Marc Reisch, Director c/o Phoenix Color Corp. 16th Floor, 350 7th Ave New York, NY 10001	500,000		1.45%
T. Robert Christ, Chief Financial Officer P.O. Box 99418 San Diego, CA 92169	336,111	(5)	* %
Hal G. Byer, Director c/o Houlihan Lokey 10250 Constellation Blvd, 5th Floor Los Angeles, CA 90067	144,014	(6)	* %
Rae G. Ravich, Director 32 East 57th Street, 12th Floor New York, NY 10022	107,511	(7)	* %
Michael C. Borofsky, Director c/o MacAndrews and Forbes 35 East 62nd Street New York, NY 10065	7,511		* %

Steve Chesin, Chief Executive Officer, Carpets c/o Carpets N’ More 4580 West Teco Avenue Las Vegas, NV 89118	150,000		*	%
Margarita Palau Hernandez, Director 300 North San Rafael Avenue Pasadena, CA 91105	50,000		*	%
All current directors and executive officers as a group	19,183,916	(8)	52.70%
5% Stockholders
Harland Clarke Holdings Corp. 10931 Laureate Drive San Antonio, Texas 78249	3,000,000		8.69%

*	Denotes holders of less than 1%.
(1)

Consistent with regulations of the U.S. Securities and Exchange Commission, shares of common stock issuable upon exercise of derivative securities by their terms exercisable within 60 days of December 31, 2015 are deemed outstanding for purposes of computing the percentage ownership of the person holding such securities but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated below, to the knowledge of the Company, the persons and entities named in this table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2)

Includes 5,288,751 shares held by the Exemption Trust under the Ravich Revocable Trust of 1989 and 5,913,301 shares held by the Ravich Revocable Trust of 1989 and 1,350,000 shares issuable upon exercise of currently vested options.

(3)	Includes 50,000 shares held by Fritz Family LLC.
(4)	Includes 431,088 shares held by The Ravich Children Permanent Trust, for which Mr. Fritz is the sole trustee. Mr. Fritz disclaims all economic ownership of such shares.
(5)	Includes 316,667 shares issuable upon exercise of currently vested options.
(6)	Includes 134,000 shares issuable upon exercise of currently vested options and 10,014 restricted shares held by the Hal Byer and Marihelene Byer Revocable Trust.
(7)	Includes 100,000 shares issuable upon exercise of currently vested options.
(8)	Includes 1,900,667 shares issuable upon exercise of currently vested options.

Certain Relationships and Related Transactions

Harland Clarke has contracted with Faneuil to provide call center services to support Harland Clarke’s banking related products and managed print services. Under these two contracts, Faneuil has recognized $2.2 million and $0.4 million, respectively, for the twelve months ending September 30, 2015 and $1.9 million and $0.4 million, respectively, for the twelve months ending September 30, 2014.

The Board approved the payment to Jess Ravich, our Executive Chairman, of his salary in a lump sum payment of $125,000 beginning in 2015. As of September 30, 2015, the Company had recorded a prepaid expense of $31,250 related to this transaction.

The Company entered into an employment agreement with Mr. Reisch on August 14, 2015, providing for Mr. Reisch’s employment as Chairman of Phoenix Color Corp. through December 31, 2018 unless terminated earlier by the Company or Mr. Reisch. Mr. Reisch is to be paid a $200,000 annual base salary and is eligible for an annual bonus equal to 5% of the excess of EBITDA over $20,000,000. On August 14, 2015, Mr. Reisch was granted a stock option covering 250,000 shares of the Company’s common stock with an exercise price of $4.27 per share vesting in three equal annual installments on October 1 of each of 2016, 2017, and 2018, subject to continued service; provided, however, vesting accelerates upon certain involuntary terminations. The option expires on August 13, 2025. Mr. Reisch is eligible to receive additional option grants, each such grant covering 100,000 shares of the Company’s common stock and vesting over four years, for each subsequent Company acquisition approved by the Company’s board of directors if the board determines the acquisition was the direct result of the actions of Mr. Reisch. Mr. Reisch’s employment agreement provides for severance pay in connection with certain involuntary terminations consisting of base salary for the greater of (1) half the remaining term, and (2) 12 months, continuation of health benefits for the same duration, his annual bonus for the year of termination to the extent a bonus is otherwise earned, and his prior year earned annual bonus, if any, to the extent still unpaid.

On August 14, 2015, the Board granted options to purchase 100,000 shares of our common stock to Kevin Hayden, Phoenix’s Chief Operating Officer. The exercise price for such option is $4.27 vesting in three equal annual installments on October 1 of each of 2016, 2017, and 2018, subject to continued service; provided, however, vesting accelerates upon certain involuntary terminations. The option expires on August 13, 2025.

On August 3, 2015, the Board granted fully vested options to purchase 350,000, 100,000 and 50,000 shares of our common stock to Jess Ravich, our Executive Chairman, Rae Ravich, a Director, and Rob Christ, our Chief Financial Officer in consideration of their efforts related to the Phoenix acquisition. The exercise price for such option is $4.00 and expires on August 3, 2022.

On July 10, 2015, Anna Van Buren, the Chief Executive Officer of Faneuil, and Tarsha Leherr, the Vice President of Operations of Faneuil, exchanged their 32,857 and 3,286 shares of common stock of Faneuil, respectively, for 1,500,000 shares and 150,000 shares of common stock of ALJ, respectively, using an exchange ratio of 45.65 shares of ALJ common stock for each share of Faneuil common stock. The Company evaluated the terms of the shares exchange and estimated the fair value of the ALJ shares exchanged for the equity of Faneuil and Carpets and recorded stock based compensation expense of approximately $200,000. Ms. Van Buren forfeited 60,000 stock options as a result of this transaction.

On July 10, 2015, Steve Chesin, the Chief Executive Officer of Carpets, exchanged his 750,000 Class B Preferred Units with a preference amount equal to $750,000, 75,000 Common Units and 40,000 Equity Award Units of Carpets for 150,000 shares of common stock of ALJ.

On July 10, 2015, Marc Reisch and Kevin Hayden purchased 400,000 and 50,000 shares of common stock of ALJ in a private placement for an aggregate consideration of $1,520,000 and $190,000, respectively.

On July 10, 2015, concurrently with Marc Reisch and Kevin Hayden’s purchase of 400,000 shares and 50,000 shares, respectively, of common stock of ALJ in a private placement, the Company entered into a Full Recourse Promissory Note with each of Marc Reisch and Kevin Hayden. Pursuant to the Full Recourse Promissory Notes, the Company extended to Mr. Reisch credit in the principal amount of $1,520,000 and to Mr. Hayden credit in the principal amount of $190,000. Mr. Reisch and Mr. Hayden promised to pay their respective principal amounts, plus accrued interest at 0.48%, upon the earliest to occur of: (i) the closing of the Phoenix acquisition, (ii) July 10, 2016, (iii) the sale, conveyance, alienation or other transfer of the shares without the consent of the Company, (iv) the day prior to the date that the Company determined, in its sole discretion, that the loan evidenced by the Full Recourse Promissory Note would be deemed a prohibited extension or maintenance of credit by the Company under Section 402 of the Sarbanes-Oxley Act of 2002 or any other applicable law or (v) such earlier date as may be required by the Company upon acceleration of the Full Recourse Promissory Note. Upon the closing of the Phoenix acquisition, both Full Recourse Promissory Notes were repaid in full.

On April 7, 2014, ALJ entered into a promissory note payable in the amount of $2.0 million from Libra Securities Holdings, LLC, a related party. The Promissory Note, which was approved by the disinterested directors on the Board, carried a 5-year maturity with a balloon payment due April 2019 and a 10% annual interest rate. The Promissory Note may be pre-paid at any time without penalty. Interest was payable quarterly but may be capitalized by ALJ at its election. The note was paid in full as of September 30, 2014.

On March 14, 2014, the Board agreed to increase the compensation of Mr. Ravich from $50,000 to $125,000 per year. On July 21, 2014, the Board approved Mr. Ravich receiving his compensation for 2014 in the form of 53,248 shares of stock at $3.04 per share.

On October 18, 2013, concurrent with ALJ’s acquisition of Faneuil, Faneuil entered into an employment agreement with Ms. Van Buren. The term of Ms. Van Buren’s employment under the employment agreement will continue until December 31, 2018. Pursuant to her employment agreement, Ms. Van Buren receives an annual salary of $520,000 and is eligible to earn an annual bonus equal to ten percent (10%) of the Company’s defined EBITDA, before any bonus amount owed to Ms. Van Buren, in excess of $5,000,000. If Ms. Van Buren’s employment is terminated without cause or by Ms. Van Buren for good reason, Ms. Van Buren will be eligible to receive her base salary for the greater of one year or one-half of the remaining term of the employment agreement, and the full annual bonus for the year in which such termination occurs if Ms. Van Buren had been otherwise entitled to the bonus for such year had she still been employed when such bonus would have been paid.

Also on October 18, 2013, the board of directors of Faneuil granted Ms. Van Buren, a director of the Company and Faneuil, an option to purchase 60,000 shares of Faneuil’s common stock under the Plan. This grant was cancelled on July 10, 2015, as Ms. Van Buren exchanged her equity interests in Faneuil for common stock in ALJ.

Also on October 18, 2013, in conjunction with the acquisition of Faneuil, a $25.0 million Harland Clarke Note was issued by Faneuil. The Harland Clarke Note provided for a two-year maturity with interest in the first year at 5% and interest in the second year at 7.5%. The Harland Clarke Note had mandatory payments of $1.0 million per quarter with an annual cash flow sweep based on a defined free cash calculation. Faneuil’s obligations under the Harland Clarke Note were secured by a pledge of the Faneuil stock held by ALJ, subject to certain limitations. A Subordination and Intercreditor Agreement was also signed on October 18, 2013, by and among Faneuil and Harland Clarke Holdings Corp. (Harland Clarke), pursuant to which the Harland Clarke Note was subordinated to the Revolver. This agreement was terminated with the pay-off of the Harland Clarke Note on September 30, 2014.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based upon a review of those forms and representations regarding the need for filing Forms 5, we believe that each of our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. In making this statement, we have relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to us and the written representations of our directors and executive officers.

FORM 10

The Company’s registration statement on Form 10 is available at www.voteproxy.com, the SEC’s EDGAR database at www.sec.gov and www.aljregionalholdings.com. The Form 10 does not constitute, and should not be considered, a part of this Proxy Statement.

OTHER MATTERS

If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

All stockholders are urged to vote by following the instructions included in this Proxy Statement or the Notice of Internet Availability.

By Order of the Board of Directors

/s/ Jess M. Ravich
Jess M. Ravich Executive Chairman and Class III Director

May 31, 2016

APPENDIX A

ALJ REGIONAL HOLDINGS, INC.

2016 OMNIBUS EQUITY PLAN

1.	Purposes of the Plan

The purposes of the ALJ Regional Holdings, Inc. 2016 Omnibus Equity Plan (the “Plan”) are to promote the long-term success of ALJ Regional Holdings, Inc., a Delaware corporation (the “Company”), and its Affiliates and to increase shareholder value by providing Eligible Individuals with incentives to contribute to the long-term growth and profitability of the Company, and to assist the Company in attracting and retaining the best available personnel for positions of substantial responsibility.

The Plan was approved by the Board on May 23, 2016 and will be submitted for the approval of the Company’s stockholders at the first meeting of stockholders following the effective date of the Company’s registration statement on Form 10 (SEC File No. 001-37689) relating to the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Plan shall become effective on the Effective Date. In accordance with NASDAQ Listing Rule 5635(c) and the guidance thereunder, on or following the Effective Date but prior to the date that the Plan is approved by the Company’s stockholders, the Company may grant Options (as defined in Section 2), but not shares of Common Stock, under the Plan provided that: (i) no Options can be exercised prior to obtaining stockholder approval, and (ii) the Plan shall be unwound, and the outstanding Options cancelled, if stockholder approval is not obtained.

2.	Definitions and Rules of Construction

(a) Definitions. For purposes of the Plan, the following capitalized words shall have the meanings set forth below:

“Affiliate” means any Subsidiary and any person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

“Award” means an Option, Restricted Share, Restricted Share Unit, Unrestricted Share, Stock Appreciation Right, Performance Stock, Performance Stock Unit, Cash Performance Unit or Other Award granted by the Committee pursuant to the terms of the Plan.

“Award Document” means an agreement, certificate or other type or form of document or documentation approved by the Committee that sets forth the terms and conditions of an Award. An Award Document may be in written, electronic or other media and, unless the Committee requires otherwise, need not be signed by a representative of the Company or a Participant.

“Beneficial Owner” and “Beneficially Owned” have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company, as constituted from time to time.

“Cash Performance Unit” means a right to receive a Target Amount of cash in the future granted pursuant to
Section 11(b).

“Change in Control” means:

(i) Any Person (other than an Original Significant Shareholder) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then-outstanding securities; or

(ii) The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii) There is consummated a merger or consolidation of the Company, other than (A) a merger. consolidation or similar transaction that would result in the voting securities of the Company outstanding immediately prior to the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger, consolidation or similar transaction effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Original Significant Shareholder) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities; or

(iv) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A and for which payment or settlement of the Award will accelerate upon a Change in Control, no event set forth herein will constitute a Change in Control for purposes of the Plan or any Award Document unless such event also constitutes a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the Company’s assets” as defined under Section 409A.

“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings, regulations and guidance promulgated thereunder as amended from time to time.

“Committee” means the Compensation, Nominating and Corporate Governance Committee of the Board, any successor committee thereto, or any other committee appointed from time to time by the Board to administer the Plan. For purposes of the Plan, reference to the Committee shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to Section 3(e).

“Common Share” means a share of Common Stock, as may be adjusted pursuant to Section 14(b).

“Disability” means

(i) for Participants covered by the long term disability plan of the Company or a Subsidiary, disability as defined in such plan; and

(ii) for all other Participants, a physical or mental condition of the Participant resulting from bodily injury, disease or mental disorder which renders the Participant incapable of continuing the Participant’s usual or customary employment with the Participant’s employer for a period of not less than six consecutive months.

The disability of the Participant shall be determined by the Committee in good faith after reasonable medical inquiry, including consultation with a licensed physician as chosen by the Committee, and a fair evaluation of the Employee’s ability to perform the Employee’s duties. Notwithstanding the previous two sentences, with respect to an Award that is subject to Section 409A where the payment or settlement of the Award will accelerate upon termination of employment as a result of the Participant’s Disability, no such termination will constitute a Disability for purposes of the Plan or any Award Document unless such event also constitutes a “disability” as defined under Section 409A.

“EBITDA” means earnings before interest, taxes, depreciation and amortization.

“EBITA” means the Company’s earnings before interest, taxes and amortization.

“Effective Date” means the business day immediately prior to the Registration Date.

“Eligible Individuals” means the individuals described in Section 4(a) who are eligible for Awards under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as amended from time to time.

“Fair Market Value” with respect to a Common Share, means, unless the Committee in its discretion approves an alternative valuation methodology:

(i) the closing price of the Common Stock on NASDAQ at the conclusion of regular trading hours on the relevant date of determination, as reported by NASDAQ (or, if not so reported, as reported by a successor reporting service selected by the Company, or if not reported by any successor service, as reported on any domestic stock exchanges on which the Common Stock is then listed); or

(ii) if the Common Stock is not listed on any domestic stock exchange, the closing price of the Common Stock as reported in the domestic over-the-counter market on such date or the last previous date reported (or, if not so reported, by the system then regarded as the most reliable source of such quotations) or, if there are no reported sales on such date, the mean of the closing bid and asked prices as so reported; or

(iii) if the Common Stock is listed on a domestic exchange or quoted in the domestic over-the-counter market, but there are not reported sales or quotations, as the case may be, on the given date, the value determined pursuant to (i) or (ii) above using the reported closing prices or quotations on the last previous date on which so reported; or

(iv) if none of the foregoing clauses applies, the fair market value of the Common Stock as determined in good faith by the Board or the Committee.

“Incentive Stock Option” means an Option that is intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.

“NASDAQ” means The Nasdaq Stock Market.

“Nonemployee Director” means a member of the Board who is not an officer or employee of the Company or any of its Affiliates.

“Nonqualified Stock Option” means an Option that is not intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.

“Option” means an Incentive Stock Option or Nonqualified Stock Option granted pursuant to Section 8.

“Original Significant Shareholder” means Jess Ravich.

“Other Award” means any form of Award (other than an Option, Performance Stock, Performance Stock Unit, Cash Performance Unit, Restricted Share, Restricted Share Unit, Unrestricted Share or Stock Appreciation Right) granted pursuant to Section 12.

“Participant” means an Eligible Individual who has been granted an Award under the Plan.

“Performance Period” means the period established by the Committee and set forth in the applicable Award Document over which Performance Targets are measured.

“Performance Stock” means a Target Amount of Common Shares granted pursuant to Section 11(a).

“Performance Stock Unit” means a right to receive a Target Amount of Common Shares granted pursuant to
Section 11(a).

“Performance Target” means the performance goals established by the Committee, from among the performance criteria provided in Section 6(g), and set forth in the applicable Award Document.

“Person” means any person, entity or “group” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) a person or group as used in Rule 13d-1(b) under the Exchange Act.

“Plan Limit” means the maximum aggregate number of Common Shares that may be issued for all purposes under the Plan as set forth in Section 5(a).

“Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12 of the Exchange Act, with respect to any class of the Company’s equity securities.

“Restricted Share” means a Common Share granted or sold pursuant to Section 9(a).

“Restricted Share Unit” means a right to receive one or more Common Shares (or cash, if applicable) in the future granted pursuant to Section 9(b).

“Section 162(m)” means Section 162(m) of the Code.

“Section 409A” means Section 409A of the Code.

“Stock Appreciation Right” means a right to receive all or some portion of the appreciation on Common Shares granted pursuant to Section 10.

“Subsidiary” means any foreign or domestic corporation, limited liability company, partnership or other entity of which 50% or more of the outstanding voting equity securities or voting power is Beneficially Owned directly or indirectly by the Company. For purposes of determining eligibility for the grant of Incentive Stock Options under the Plan, the term “Subsidiary” shall be defined in the manner required by Section 424(f) of the Code.

“Substitute Award” means any Award granted upon assumption of, or in substitution or exchange for, outstanding employee or director equity awards previously granted by a company or other entity acquired by the Company or with which the Company combines in connection with a corporate transaction pursuant to the terms of an equity compensation plan that was approved by the stockholders of such company or other entity.

“Target Amount” means the target number of Common Shares, target number of Options or Stock Appreciation rights, or target cash value established by the Committee and set forth in the applicable Award Document.

“Unrestricted Share” means a Common Share granted or sold pursuant to Section 9(c).

(b) Rules of Construction. The masculine pronoun shall be deemed to include the feminine pronoun, and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to sections are to sections of the Plan.

3.	Administration

(a) Committee. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof, to:

(i) select the Participants from the Eligible Individuals;

(ii) grant Awards in accordance with the Plan;

(iii) determine the number of Common Shares subject to each Award or the cash amount payable in connection with an Award;

(iv) determine the terms and conditions of each Award, including, without limitation, those related to term, permissible methods of exercise, vesting, cancellation, forfeiture, payment, settlement, exercisability, Performance Periods, Performance Targets, and the effect or occurrence, if any, of a Participant’s termination of employment, separation from service or leave of absence with the Company or any of its Affiliates or, subject to Section 6(d), a Change in Control of the Company;

(v) subject to Sections 16 and 17(e), amend the terms and conditions of an Award after the granting thereof;

(vi) specify and approve the provisions of the Award Documents delivered to Participants in connection with their Awards (which may vary among Participants);

(vii) make factual determinations in connection with the administration or interpretation of the Plan;

(viii) adopt, prescribe, establish, amend, waive and rescind administrative regulations, rules and procedures relating to the Plan;

(ix) employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any advice, opinion or computation received therefrom;

(x) vary the terms of Awards to take into account tax and securities laws (or change thereto) and other regulatory requirements or to procure favorable tax treatment for Participants;

(xi) correct any defects, supply any omission or reconcile any inconsistency in any Award Document or the Plan;

(xii) suspend the right to exercise during any blackout period, and extend the period of exercise by an equal period of time; and

(xiii) make all other determinations and take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan or any Award Document.

(b) Plan Construction and Interpretation. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan and any Award Document delivered under the Plan.

(c) Prohibited Actions. Notwithstanding the authority granted to the Committee pursuant to Section 3(a) and 3(b), the Committee shall not have the authority, without obtaining stockholder approval, to (i) reprice or cancel Options and Stock Appreciation Rights in violation of Section 6(h), (ii) amend Section 5 to increase the Plan Limit or any of the other limits listed therein; or (iii) grant Options or Stock Appreciation Rights with an exercise price that is less than 100% of the Fair Market Value of a Common Share on the date of grant in violation of Section 6(j).

(d) Determinations of Committee Final and Binding. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be made in the Committee’s sole discretion and shall be final, binding and conclusive for all purposes and upon all Persons interested herein.

(e) Delegation of Authority. To the extent not prohibited by applicable laws, rules and regulations, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees thereof or other Persons or groups of Persons as it deems necessary, appropriate or advisable under such conditions or limitations as it may set at the time of such delegation or thereafter; provided, however, that the Committee may not delegate its authority, except to a subcommittee thereof:

(i) to make Awards to individuals who are subject on the date of the Award to the reporting rules under Section 16(a) of the Exchange Act; or

(ii) whose compensation for such fiscal year may be subject to the limit on deductible compensation pursuant to Section 162(m).

Notwithstanding the foregoing, no Person to whom authority has been delegated pursuant to this Section 3(e) shall make any Award to himself or herself or to any other Person to whom authority to make Awards has been so delegated.

(f) Liability of Committee and its Delegates. Subject to applicable laws, rules and regulations: (i) no member of the Board or Committee (or its delegates pursuant to Section 3(e)) shall be liable for any good faith action, omission or determination made in connection with the operation, administration or interpretation of the Plan and (ii) the members of the Board or the Committee (and its delegates) shall be entitled to indemnification and reimbursement in accordance with applicable law in the manner provided in the Company’s by-laws and any indemnification agreements as they may be amended from time to time. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such information and/or advice.

(g) Action by the Board. Anything in the Plan to the contrary notwithstanding, subject to applicable laws, rules and regulations, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.

4.	Eligibility

(a) Eligible Individuals. Awards may be granted to officers, employees, directors and consultants of the Company or any of its Affiliates. The Committee shall have the authority to select the persons to whom Awards may be granted and to determine the type, number and terms of Awards to be granted to each such Participant.

(b) Grants to Participants. The Committee shall have no obligation to grant any Eligible Individual an Award or to designate an Eligible Individual as a Participant solely by reason of such Eligible Individual having received a prior Award or having been previously designated as a Participant. The Committee may grant more than one Award to a Participant and may designate an Eligible Individual as a Participant for overlapping periods of time.

5.	Common Shares Subject to the Plan

(a) Plan Limit. Subject to adjustment in accordance with Section 14, the maximum aggregate number of Common Shares that may be issued for all purposes under the Plan shall be 2,000,000 Common Shares. Common Shares issued pursuant to Awards under the Plan may be either authorized and unissued Common Shares or Common Shares held by the Company in its treasury, or a combination thereof. All of the Common Shares subject to the Plan Limit may be issued pursuant to Incentive Stock Options.

(b) Rules Applicable to Determining Common Shares Available for Issuance. The number of Common Shares remaining available for issuance shall be reduced by the number of Common Shares subject to outstanding Awards and, for Awards that are not denominated by Common Shares, by the number of Common Shares actually delivered upon settlement or payment of the Award. For purposes of determining the number of Common Shares that remain available for issuance under the Plan, the number of Common Shares corresponding to Awards under the Plan that are forfeited or cancelled or otherwise expire for any reason without having been exercised or settled or that are settled through the issuance of consideration other than Common Shares (including, without limitation, cash) shall be added back to the Plan Limit and again be available for the grant of Awards; provided, however, that this provision shall not be applicable with respect to (i) the cancellation of a Stock Appreciation Right granted in tandem with an Option upon the exercise of the Option or (ii) the cancellation of an Option granted in tandem with a Stock Appreciation Right upon the exercise of the Stock Appreciation Right. In addition, (i) the number of Common Shares that are tendered by a Participant or withheld by the Company to pay the exercise price of an Award or to satisfy the Participant’s tax withholding obligations in connection with the vesting, exercise or settlement of an Award and (ii) shares subject to an Option or Stock Appreciation Right but not issued or delivered as a result of the net settlement of such Option or SAR shall be added back to the Plan Limit and again be available for the grant of Awards.

(c) Individual Limits. Subject to adjustment under Section 14, the following special limits shall apply to Common Shares available for Awards under the Plan to Eligible Individuals other than Nonemployee Directors (to whom the limit set forth in Section 5(d) shall apply):

(i) No Participant may be granted under the Plan in any calendar year Awards covering more than 500,000 Common Shares; and

(ii) The maximum aggregate cash payment with respect to cash-based Awards (including Cash Performance Units) granted in any one fiscal year that may be made to any Participant shall be $2,000,000.

(d) Nonemployee Director Limit. Subject to adjustment under Section 14, no Nonemployee Director shall receive regular annual Awards for any calendar year having a grant date fair value, determined using assumptions and methods that are consistent in all material respects with the assumptions used to disclose such grants in the Company’s proxy statement for the year to which such grants relate, that exceeds $1,000,000, or any special or one-time award upon election or appointment to the Board having a grant date fair value, determined as described above, that exceeds $1,000,000.

(e) Substitute Awards. To the extent not prohibited by applicable laws, rules and regulations, any Common Shares underlying Substitute Awards shall not be counted against the number of Common Shares remaining for issuance and shall not be subject to Section 5(c).

6.	Awards in General

(a) Types of Awards. Awards under the Plan may consist of Options, Restricted Shares, Restricted Share Units, Unrestricted Shares, Stock Appreciation Rights, Performance Stock, Performance Stock Units, Cash Performance Units and Other Awards. Any Award described in Sections 8 through 12 may be granted singly or in combination or tandem with any other Award, as the Committee may determine. Subject to Section 6(g), Awards under the Plan may be made in combination with, in replacement of, or as alternatives to awards or rights under any other compensation or benefit plan of the Company, including the plan of any acquired entity.

(b) Vesting and Exercise. The Committee shall set the vesting criteria applicable to an Award, which, depending on the extent to which the criteria are met, will determine the extent to which the Award becomes exercisable or the number of Common Shares or the amount of cash that will be distributed or paid out to the Participant with respect to the Award. The Committee may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or provision of services), or any other basis determined by the Committee in its discretion.

(c) Terms Set Forth in Award Document. The terms and conditions of each Award shall be set forth in an Award Document in a form approved by the Committee for such Award, which Award Document shall contain terms and conditions not inconsistent with the Plan. Notwithstanding the foregoing, and subject to applicable laws, rules and regulations, the Committee may at any time following grant (i) accelerate the vesting, exercisability, lapse of restrictions, settlement or payment of any Award, (ii) eliminate the restrictions and conditions applicable to an Award or (iii) extend the post-termination exercise period of an outstanding Award (subject to the limitations of Section 409A). The terms of Awards may vary among Participants, and the Plan does not impose upon the Committee any requirement to make Awards subject to uniform terms. Accordingly, the terms of individual Award Documents may vary.

(d) Termination of Employment. The Committee shall specify at or after the time of grant of an Award the provisions governing the disposition of an Award in the event of a Participant’s termination of employment (including by reason of retirement) with the Company or any of its Affiliates or the Participant’s death, Disability. Subject to applicable laws, rules and regulations, in connection with a Participant’s termination of employment, the Committee shall have the discretion to accelerate the vesting, exercisability or settlement of, eliminate the restrictions or conditions applicable to, or extend the post-termination exercise period of an outstanding Award (subject to the limitations of Section 409A). Such provisions may be specified in the applicable Award Document or determined at a subsequent time.

(e) Dividends and Dividend Equivalents. The Committee may provide Participants with the right to receive dividends or payments equivalent to dividends or interest with respect to an outstanding Award, which payments can either be paid currently or deemed to have been reinvested in Common Shares, and can be made in Common Shares, cash or a combination thereof, as the Committee shall determine; provided, however, that (i) no payments of dividends or dividend equivalents may be made unless and until the related Award is earned and vested and (ii) the terms of any reinvestment of dividends must comply with all applicable laws, rules and regulations, including, without limitation, Section 409A. Notwithstanding the foregoing, no dividends or dividend equivalents shall be paid with respect to Cash Performance Units, Options or Stock Appreciation Rights.

(f) Rights of a Stockholder. A Participant shall have no voting rights or other rights as a stockholder with respect to Common Shares covered by an Award until the date the Participant or his nominee becomes the holder of record of such Common Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 14.

(g) Performance-Based Awards.

(i) The Committee may determine whether any Award under the Plan is intended to meet the requirements for “qualified performance-based compensation” as that term is used in Section 162(m). The following provisions shall apply to any Awards intended to satisfy such requirements:

(1) Any such Awards designated to be “qualified performance-based compensation” shall be conditioned on the achievement of one or more Performance Targets to the extent required by Section 162(m) and will be subject to all other conditions and requirements of Section 162(m). The Performance Targets may include one or more of the following performance criteria: net income; cash flow or cash flow return on investment or cash flow per share; operating cash flow; pre-tax or post-tax profit levels or earnings; profit in excess of cost of capital; operating earnings; return on investment; free cash flow; free cash flow per share; earnings per share; return on assets; return on net assets; return on equity; return on capital; return on invested capital; return on sales; sales growth; growth in managed assets; gross margin; operating margin; operating income; total shareholder return or stock price appreciation; EBITDA; EBITA; revenue; net revenues; market share, market penetration; productivity improvements; inventory turnover measurements; working capital turnover measurements; reduction of losses, loss ratios or expense ratios; reduction in fixed costs; operating cost management; cost of capital; debt reduction; and safety measurements or other operational criteria that are objectively determinable.

(2) The Performance Targets shall be determined in accordance with generally accepted accounting principles (subject to adjustments and modifications for specified types of events or circumstances approved by the Committee in advance) consistently applied on a business unit, divisional, subsidiary or consolidated basis or any combination thereof.

(3) The Performance Targets may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, business unit, or region and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, business unit, or region) or measured relative to selected peer companies or a market index. At the time of grant, the Committee may provide for adjustments to the performance criteria in accordance with Section 162(m).

(4) The Participants will be designated, and the applicable Performance Targets will be established, by the Committee 90 days following the commencement of the applicable Performance Period (or such earlier or later date permitted or required by Section 162(m)). Each Participant will be assigned a Target Amount payable if Performance Targets are achieved. Any payment of an Award granted with Performance Targets shall be conditioned on the written certification of the Committee in each case that the Performance Targets and any other material conditions were satisfied. The Committee may determine, at the time of grant, that if performance exceeds the specified Performance Targets, the Award may be settled with payment greater than the Target Amount, but in no event may such payment exceed the maximum payment amount for such Award established by the Committee at the time Performance Targets are established or the limits set forth in Section 5(c). The Committee retains the right to reduce any Award notwithstanding the attainment of the Performance Targets.

(ii) The Committee may also grant performance-based Awards not intended to qualify as “qualified performance-based compensation” under Section 162(m). With respect to such Awards, the Committee may establish performance targets and goals based on any criteria it deems appropriate and shall not be required to follow the procedures or schedule specified in
Section 6(g)(i).

(h) No Repricing of Options and Stock Appreciation Rights. Except for adjustments pursuant to Section 14, the per Common Share exercise price of any Option or Stock Appreciation Right may not be decreased after the grant of the Award, and an Option or Stock Appreciation Right whose per share exercise price is greater than the Fair Market Value of a Common Share on the relevant date of determination may not be surrendered as consideration in exchange for cash (for the sake of clarity, including cash buyouts), the grant of a new Option or Stock Appreciation Right with a lower exercise price per Common Share or the grant of a stock award, without stockholder approval.

(i) Recoupment. Notwithstanding anything in the Plan to the contrary, all Awards granted under the Plan, any payments made under the Plan and any gains realized upon exercise or settlement of an Award shall be subject to claw-back or recoupment as permitted or mandated by applicable law, rules, regulations or any Company policy as enacted, adopted or modified from time to time.

(j) No Discount Options or Stock Appreciation Rights. In no event shall the exercise price per Common Share of an Option or the grant price per Common Share of a Stock Appreciation Right be less than 100% of the Fair Market Value of a Common Share on the date of grant; provided, however that the exercise price of a Substitute Award granted as an Option shall be determined in accordance with Section 409A and may be less than 100% of the Fair Market Value.

(k) Term of Options and SARs. An Option or Stock Appreciation Right shall be effective for such term as shall be determined by the Committee and as set forth in the Award Document relating to such Award. The Committee may extend the term of an Option or Stock Appreciation Right after the time of grant; provided, however, that the term of an Option or Stock Appreciation Right may in no event extend beyond the tenth (10th) anniversary of the date of grant of such Award.

7.	Change in Control

Notwithstanding any provisions of this Plan to the contrary, the Committee may, in its sole discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change in Control:

(a) provide for the adjustment of any performance conditions as the Committee deems necessary or appropriate to reflect the Change in Control;

(b) provide that upon termination of a Participant’s employment as a result of the Change in Control, any time periods or other conditions relating to the vesting, exercise, payment or distribution of an award will be accelerated or waived;

(c) provide for the purchase of any awards from a Participant whose employment has been terminated as a result of a Change in Control for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such award been currently exercisable or payable; or

(d) cause the Awards outstanding at the time of a Change in Control to be assumed, or new rights substituted therefore, by the surviving entity or acquiring entity in the transaction (or the surviving or acquiring entity’s parent company) or, if the Company is not the surviving entity following the Change in Control and the surviving or acquiring entity (or its parent company) does not agree to assume the Company’s obligations with respect to any awards under the Plan or to replace those awards with new rights of substantially equivalent value (as determined by the Committee), to cause such awards to vest immediately prior to the Change in Control in such a manner that will enable the Participant to participate in the Change in Control with respect to the Common Shares issuable upon vesting, exercise, payment or distribution of such Awards on the same basis as other holders of the Company’s outstanding Common Shares. Any determination made under this Section 7 may be made on an Award-by-Award basis.

For purposes of sub-paragraphs (b) or (c) above, any Participant whose employment is terminated by the Company (including any surviving entity or successor to the Company following a Change in Control) other than for “cause”, or by the Participant for “good reason” (each as defined in the applicable Award Document), upon or within two years following a Change in Control shall be deemed to have been terminated as a result of the Change in Control. Except as provided in sub-paragraph (d) above, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change in Control for any Participant unless the Participant’s employment terminates as a result of the Change in Control. Notwithstanding any other provision of this Plan or any Award Document, the provisions of this Section 7 may not be terminated, amended, or modified following a Change in Control in a manner that would adversely affect a Participant’s rights with respect to an outstanding Award without the prior written consent of the Participant.

8.	Terms and Conditions of Options

(a) General. The Committee, in its discretion, may grant Options to Eligible Individuals and shall determine whether such Options shall be Incentive Stock Options or Nonqualified Stock Options. Each Option shall be evidenced by an Award Document that shall expressly identify the Option as an Incentive Stock Option or Nonqualified Stock Option, and be in such form and contain such provisions as the Committee shall from time to time deem appropriate.

(b) Payment of Exercise Price. Subject to the provisions of the applicable Award Document and Company policy in effect from time to time, the exercise price of an Option may be paid: (i) in cash or cash equivalents; (ii) by actual delivery or attestation to ownership of freely transferable Common Shares already owned by the person exercising the Option; (iii) by a combination of cash and Common Shares equal in value to the exercise price; (iv) through net share settlement or similar procedure involving the withholding of Common Shares subject to the Option with a value equal to the exercise price; or (v) by such other means as the Committee may authorize. In accordance with the rules and procedures authorized by the Committee for this purpose, the Option may also be exercised through a “cashless exercise” procedure authorized by the Committee from time to time that permits Participants to exercise Options by delivering irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations or such other procedures determined by the Company from time to time. The Committee may provide that in-the-money Options will be exercised automatically, with no action required on the part of a Participant, using a net share settlement or similar procedure immediately (or shortly) before their scheduled expiration date where Participants are precluded from using other methods of exercise due to legal restrictions or Company policy (including policies on trading in Common Shares).

(c) Incentive Stock Options. The exercise price per Common Share of an Incentive Stock Option shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant, but in no event shall the exercise price of an Option be less than the minimum exercise price specified in Section 6(j). No Incentive Stock Option may be issued to any individual who, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (i) the exercise price determined as of the date of grant is at least 110% of the Fair Market Value on the date of grant of the Common Shares subject to such Incentive Stock Option and (ii) the Incentive Stock Option is not exercisable more than five (5) years from the date of grant thereof. No Participant shall be granted any Incentive Stock Option which would result in such Participant receiving a grant of Incentive Stock Options that would have an aggregate Fair Market Value in excess of $100,000, determined as of the time of grant, that would be exercisable for the first time by such Participant during any calendar year. Any grants in excess of this limit shall be treated as Non-Qualified Stock Options. No Incentive Stock Option may be granted under the Plan after the tenth anniversary of the Effective Date. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, as amended from time to time.

(d) Early Exercise of Nonqualified Options. The Committee, in its discretion, may grant Non-Qualified Stock Options that contain an “early exercise” feature, which shall provide a Participant with the right (but not the obligation) to immediately exercise such portion of the Option for Common Stock that shall be subject to the same vesting schedule as the underlying Option.

9.	Terms and Conditions of Restricted Shares, Restricted Share Units and Unrestricted Shares

(a) Restricted Shares. The Committee, in its discretion, may grant or sell Restricted Shares to Eligible Individuals. An Award of Restricted Shares shall consist of one or more Common Shares granted or sold to an Eligible Individual, and shall be subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Document. Restricted Shares may, among other things, be subject to restrictions on transferability, vesting requirements or other specified circumstances under which it may be canceled.

(b) Restricted Share Units. The Committee, in its discretion, may grant Restricted Share Units to Eligible Individuals. A Restricted Share Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and the applicable Award Document, one or more Common Shares. Restricted Share Units may, among other things, be subject to restrictions on transferability, vesting requirements or other specified circumstances under which they may be canceled. If and when the cancellation provisions lapse, the Restricted Share Units shall be settled by the delivery of Common Shares or, at the sole discretion of the Committee, cash, or a combination of cash and Common Shares, with a value equal to the Fair Market Value of the Common Shares at the time of payment.

(c) Unrestricted Shares. The Committee, in its discretion, may grant or sell Unrestricted Shares to Eligible Individuals. An Award of Unrestricted Shares shall consist of one or more Common Shares granted or sold to an Eligible Individual, and shall be subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Document. Unless the Committee specifies otherwise, Unrestricted Shares will not be subject to restrictions on transferability, vesting requirements or cancellation.

10.	Stock Appreciation Rights

The Committee, in its discretion, may grant Stock Appreciation Rights to Eligible Individuals. The Committee may grant Stock Appreciation Rights in tandem with Options or as stand-alone Awards. Each Stock Appreciation Right shall be subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Document. A Stock Appreciation Right shall entitle a Participant to receive, upon satisfaction of the conditions to payment specified in the applicable

Award Document, an amount equal to the excess, if any, of the Fair Market Value of a Common Share on the exercise date of the number of Common Shares for which the Stock Appreciation Right is exercised over the per Common Share grant price for such Stock Appreciation Right specified in the applicable Award Document. Payments to a Participant upon exercise of a Stock Appreciation Right may be made in cash or Common Shares, as determined by the Committee on or following the date of grant. The Committee may provide that in-the-money Stock Appreciation Rights will be exercised automatically, with no action required on the part of a Participant, immediately (or shortly) before their scheduled expiration date where Participants are precluded from otherwise exercising such Stock Appreciation Rights due to legal restrictions or Company policy (including policies on trading in Common Shares).

11.	Terms and Conditions of Performance Stock, Performance Stock Units and Cash Performance Units

(a) Performance Stock or Performance Stock Units. The Committee may grant Performance Stock or Performance Stock Units to Eligible Individuals. An Award of Performance Stock or Performance Stock Units shall consist of, or represent a right to receive, a Target Amount of Common Shares granted to an Eligible Individual based on the achievement of Performance Targets over the applicable Performance Period, and shall be subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Document. Payments to a Participant in settlement of an Award of Performance Stock or Performance Stock Units may be made in cash or Common Shares, as determined by the Committee on or following the date of grant.

(b) Cash Performance Units. The Committee, in its discretion, may grant Cash Performance Units to Eligible Individuals. A Cash Performance Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and established by the Committee in connection with the Award and specified in the applicable Award Document, a Target Amount of cash based upon the achievement of Performance Targets over the applicable Performance Period. Payments to a Participant in settlement of an Award of Cash Performance Units may be made in cash or Common Shares, as determined by the Committee on or following the date of grant.

12.	Other Awards

The Committee shall have the authority to establish the terms and provisions of other forms of Awards (such terms and provisions to be specified in the applicable Award Document) not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for (i) payments in the form of cash, Common Stock, notes or other property as the Committee may determine based in whole or in part on the value or future value of Common Stock or on any amount that the Company pays as dividends or otherwise distributes with respect to Common Stock; (ii) the acquisition or future acquisition of Common Stock; (iii) cash, Common Stock, notes or other property as the Committee may determine (including payment of dividend equivalents in cash or Common Stock) based on one or more criteria determined by the Committee unrelated to the value of Common Stock; or (iv) any combination of the foregoing. Awards pursuant to this Section 12 may, among other things, be made subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances.

13.	Certain Restrictions

(a) Transfers. No Award shall be transferable other than pursuant to a beneficiary designation approved by the Company, by last will and testament or by the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order, as the case may be; provided, however, that the Committee may, subject to applicable laws, rules and regulations and such terms and conditions as it shall specify, permit the transfer of an Award, other than an Incentive Stock Option, for no consideration to a permitted transferee.

(b) Award Exercisable Only by Participant. During the lifetime of a Participant, an Award shall be exercisable only by the Participant or by a permitted transferee to whom such Award has been transferred in accordance with Section 13(a) above. The grant of an Award shall impose no obligation on a Participant to exercise or settle the Award.

(c) Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to any Award as of the date of transfer of the Award rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83 of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

14.	Recapitalization or Reorganization

(a) Authority of the Company and Stockholders. The existence of the Plan, the Award Documents and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Shares or the rights thereof or which are convertible into or exchangeable for Common Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) Change in Capitalization. Notwithstanding any provision of the Plan or any Award Document, the number and kind of Common Shares authorized for issuance under Section 5, including the maximum number of Common Shares available under the special limits provided for in Section 5(c) and 5(d), shall be equitably adjusted in the manner deemed necessary by the Committee in the event of a stock split, reverse stock split, stock dividend, recapitalization, reorganization, partial or complete liquidation, reclassification, merger, consolidation, separation, extraordinary stock or cash dividend, split-up, spin-off, combination, exchange of Common Shares, warrants or rights offering to purchase Common Shares at a price substantially below Fair Market Value, or any other corporate event or distribution of stock or property of the Company affecting the Common Shares in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number and kind of Common Shares subject to any outstanding Award and the exercise price per Common Share (or the grant price per Common Share, as the case may be), if any, under any outstanding Award shall be equitably adjusted in the manner deemed necessary by the Committee (including by payment of cash to a Participant) in order to preserve the benefits or potential benefits intended to be made available to Participants. Any such determinations made by the Committee may be made on an Award-by-Award basis. Unless otherwise determined by the Committee, such adjusted Awards shall be subject to the same restrictions and vesting or settlement schedule to which the underlying Award is subject (subject to the limitations of Section 409A).

15.	Term of the Plan

Unless earlier terminated pursuant to Section 16, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date, except with respect to Awards then outstanding. No Awards may be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

16.	Amendment and Termination

Subject to applicable laws, rules and regulations, the Board may at any time terminate or, from time to time, amend, modify or suspend the Plan; provided, however, that no termination, amendment, modification or suspension (i) will be effective without the approval of the stockholders of the Company if such approval is required under applicable laws, rules and regulations, including the rules of NASDAQ and such other securities exchanges, if any, as may be designated by the Board from time to time, and (ii) shall materially and adversely alter or impair the rights of a Participant in any Award previously made under the Plan without the consent of the holder thereof. Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable:

(a) to comply with, or take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations, including without limitation;

(b) to avoid, in the reasonable, good faith judgment of the Company, the imposition on any Participant of any tax, interest or penalty under Section 409A; or

(c) to take into account unusual or nonrecurring events or market conditions (including, without limitation, the events described in Section 14(b).

17.	Miscellaneous

(a) Tax Withholding. The Company or an Affiliate, as appropriate, may require any individual entitled to receive a payment of an Award to remit to the Company, prior to payment, an amount sufficient to satisfy any applicable tax withholding requirements. In the case of an Award payable in Common Shares, the Company or an Affiliate, as appropriate, may permit or require a Participant to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares that would otherwise be received by such individual or to repurchase shares that were issued to the Participant to satisfy the minimum statutory withholding rates for any applicable tax withholding purposes, in accordance with all applicable laws and pursuant to such rules as the Committee may establish from time to time. The Company or an Affiliate, as appropriate, shall also have the right to deduct from all cash payments made to a Participant (whether or not such payment is made in connection with an Award) any applicable taxes required to be withheld with respect to such payments.

(b) No Right to Awards or Employment. No person shall have any claim or right to receive Awards under the Plan. Neither the Plan, the grant of Awards under the Plan nor any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any Eligible Individual any right to be retained in the employ of the Company or any of its Affiliates, or to interfere with or to limit in any way the right of the Company or any of its Affiliates to terminate the employment of such Eligible Individual at any time. No Award shall constitute salary, recurrent compensation or contractual compensation for the year of grant, any later year or any other period of time. Payments received by a Participant under any Award made pursuant to the Plan shall not be included in, nor have any effect on, the determination of employment-related rights or benefits under any other employee benefit plan or similar arrangement provided by the Company and its Affiliates, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Committee.

(c) Securities Law Restrictions. An Award may not be exercised or settled, and no Common Shares may be issued in connection with an Award, unless the issuance of such shares (i) has been registered under the Securities Act of 1933, as amended, (ii) has qualified under applicable state “blue sky” laws (or the Company has determined that an exemption from registration and from qualification under such state “blue sky” laws is available) and (iii) complies with all applicable securities laws. The Committee may require each Participant purchasing or acquiring Common Shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the Common Shares for investment purposes and not with a view to the distribution thereof. All certificates for Common Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Common Shares are then listed, and any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(d) Section 16 of the Exchange Act. Notwithstanding anything contained in the Plan or any Award Document under the Plan to the contrary, if the consummation of any transaction under the Plan, or the taking of any action by the Committee in connection with a Change in Control of the Company, would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than 180 days.

(e) Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A, the Award Document evidencing such Award shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and Award Documents shall be interpreted in accordance with Section 409A and interpretive guidance issued thereunder. Notwithstanding any contrary provision in the Plan or an Award Document, if the Committee determines that any provision of the Plan or an Award Document contravenes any regulations or guidance promulgated under Section 409A or would cause an Award to be subject to additional taxes, accelerated taxation, interest and/or penalties under Section 409A, the Committee may modify or amend such provision of the Plan or Award Document without consent of the Participant in any manner the Committee deems reasonable or necessary. In making such modifications the Committee shall attempt, but shall not be obligated, to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Section 409A. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A to the extent such discretionary authority would contravene Section 409A.

(f) Awards to Individuals Subject to Laws of a Jurisdiction Outside of the United States. To the extent that Awards under the Plan are awarded to Eligible Individuals who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Committee may adjust the terms of the Awards granted hereunder to such person (i) to comply with the laws, rules and regulations of such jurisdiction and (ii) to permit the grant of the Award not to be a taxable event to the Participant. The authority granted under the previous sentence shall include the discretion for the Committee to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Eligible Individuals who are subject to the laws of jurisdictions outside of the United States.

(g) References to Termination of Employment. References to “termination of employment” shall also mean termination of any other service relationship of the Participant with the Company or any of its Subsidiaries, as applicable.

(h) No Limitation on Corporate Actions. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action, whether or not such action would have an adverse effect on any Awards made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

(i) Unfunded Plan. The Plan is intended to constitute an unfunded plan for incentive compensation. Prior to the issuance of Common Shares, cash or other form of payment in connection with an Award, nothing contained herein shall give any Participant any rights that are greater than those of a general unsecured creditor of the Company.

(j) Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

(k) Application of Funds. The proceeds received by the Company from the sale of Common Shares pursuant to Awards will be used for general corporate purposes.

(l) Satisfaction of Obligations. Subject to applicable laws, rules and regulations, the Company may apply any cash, Common Shares, securities or other consideration received upon exercise of settlement of an Award to any obligations a Participant owes to the Company and its Affiliates in connection with the Plan or otherwise.

(m) Award Document. In the event of any conflict or inconsistency between the Plan and any Award Document, the Plan shall govern and the Award Document shall be interpreted to minimize or eliminate any such conflict or inconsistency.

(n) Headings. The headings of Sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

(o) Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

(p) Governing Law. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

ANNUAL MEETING OF STOCKHOLDERS OF

ALJ REGIONAL HOLDINGS, INC.

July 11, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.	COMPANY NUMBER

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	ACCOUNT NUMBER

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, Proxy Card and Form 10 are available at http://www.astproxyportal.com/ast/10808/

  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. To elect Robert Scott Fritz, John Scheel and Marc Reisch each as a Class I director to hold office until the Company’s 2019 Annual Meeting of Stockholders or until their respective successors are elected and duly qualified, or until their respective earlier resignation or removal.					2.	To approve the establishment of an omnibus equity incentive plan offering securities of the Company to its officers, employees, directors or consultants or those of its subsidiaries.	FOR ☐	AGAINST ☐	ABSTAIN ☐
		NOMINEES:
☐	FOR ALL NOMINEES	Robert Scott Fritz	Class I director
		John Scheel	Class I director		3.	To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2016.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Marc Reisch	Class I director

☐	FOR ALL EXCEPT (See instructions below)				4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, and FOR Proposals 2 and 3.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

						MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■		■

ALJ REGIONAL HOLDINGS, INC.

Proxy for Annual Meeting of Stockholders

on July 11, 2016

This Proxy is Solicited on Behalf of the BOARD OF DIRECTORS

As an alternative to completing this form, you may enter your voting instructions by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned hereby appoints Jess M. Ravich, Executive Chairman, with full power of substitution, as proxy to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of ALJ Regional Holdings, Inc., to be held on July 11, 2016 at 10:00 a.m. Eastern Time at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)